UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2014

Date of reporting period:	7/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

TARGET

CONSERVATIVE ALLOCATION FUND

ANNUAL REPORT • JULY 31, 2014

Fund Type

Balanced/Allocation

Objective

Current income and reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, Target, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Shareholder:

We hope you find the annual report for the Target Conservative Allocation Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2014.

A special shareholder meeting of the Fund was held on August 14, 2014, at which shareholders approved the appointment of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Fixed Income, and Prudential Real Estate Investors as the Fund’s new investment subadvisers.

As part of an overall repositioning of the Target Conservative Allocation Fund, the name of the Fund will change to Prudential Income Builder Fund. The Fund will also transition from a static investment strategy to a dynamic asset allocation strategy with a focus on generating income. Changes to the Fund’s investment policies are expected to occur on or about September 23, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for choosing Prudential Investments.

Sincerely,

Stuart S. Parker, President

Target Conservative Allocation Fund

Target Conservative Allocation Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	8.37%	55.20%	77.96%	—
Class B	7.52	49.47	65.04	—
Class C	7.53	49.48	65.06	—
Class R	8.13	53.18	N/A	68.47% (10/4/04)
Class Z	8.68	57.12	82.60	—
Customized Blend	8.89	58.39	88.64	—
S&P 500 Index	16.92	117.17	115.70	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	7.35	46.65	66.75	—

Average Annual Total Returns (With Sales Charges) as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	5.67%	8.94%	5.23%	—
Class B	5.99	9.21	5.04	—
Class C	10.00	9.36	5.04	—
Class R	11.58	9.92	N/A	5.58% (10/4/04)
Class Z	12.12	10.46	6.10	—
Customized Blend	12.42	10.72	6.56	—
S&P 500 Index	24.58	18.82	7.78	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	10.35	9.05	5.22	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	2.41%	7.96%	5.34%	—
Class B	2.52	8.23	5.14	—
Class C	6.53	8.37	5.14	—
Class R	8.13	8.90	N/A	5.45% (10/4/04)
Class Z	8.68	9.46	6.21	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	8.37%	9.19%	5.93%	—
Class B	7.52	8.37	5.14	—
Class C	7.53	8.37	5.14	—
Class R	8.13	8.90	N/A	5.45% (10/4/04)
Class Z	8.68	9.46	6.21	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2004) and the account values at the end of the current fiscal year (July 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph

Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays US Aggregate Bond Index (60%). The Customized

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Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. It is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/14 is 84.77% for Class R. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/14 is 6.60% for Class R.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives an indication of how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 112.54% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 8.19% for Class R.

Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 63.37% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/14 is 5.21% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Conservative Allocation Fund	5

Your Fund’s Performance (continued)

Fund allocations are subject to change.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2014, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Conservative Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s Class A shares gained 8.37% for the 12 months ended July 31, 2014, mildly underperforming the 8.89% gain of the Customized Blend Index (the Index). The Fund’s Class A shares outperformed the 7.35% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

How did the U.S. stock market perform?

The broad-based S&P 500 returned 16.92% during the reporting period. The market’s advance reflected sustained improvement in the economic outlook. Over the year, corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve began incrementally tapering its quantitative-easing program in December, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. Gross Domestic Product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

Brief bouts of market turbulence occurred during the reporting period, due to geopolitical tensions in Ukraine and the Middle East and uncertainty over future corporate earnings. Additionally, tech stocks were battered in the latter part of the reporting period over concerns about valuation levels of speculative stocks.

How did U.S. fixed income markets perform?

The U.S. investment-grade bond market underperformed U.S. stock markets, posting a 3.97% return, according to the Barclays U.S. Aggregate Bond Index.

In the third quarter of 2013, the U.S. Federal Reserve (Fed) decided to maintain its current level of monetary stimulus, which was consistent with reports on economic data, lifting Treasuries. U.S. bonds also gained in the fourth quarter of 2013 against favorable conditions: low inflation, moderate economic growth, and accommodative global central bank policies.

In January of 2014, the Fed announced its intention to begin gradually exiting its bond-buying program. It suggested that interest rates would remain very low until its target levels for signs of sustainable growth were broadly evident. Despite the weak first quarter, the Fed continued tapering its asset purchases and remains on track to eliminate these purchases by year-end.

Fixed income markets largely posted strong returns for the period ending July 31, 2014. The Barclays U.S. Aggregate benefited from rate declines across most maturities, and investors began to embrace the view that policy rates will remain lower than historical norms suggest.

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How did asset allocation affect the Fund’s performance?

Asset allocation was a positive contributor to performance. The Fund had an overweight to equities relative to fixed income during the prior 12 months. This positioning was beneficial, as stocks posted strong performance relative to bonds throughout most of the reporting period.

•

Overall, manager selection decisions benefitted performance. The Fund’s Large Cap Equity portion contributed positively to relative results. Specifically, the Large Cap Value segment managed by Hotchkis and Wiley Capital Management was the largest positive contributor.

•

Stock selection in the technology sector was a positive contributor to performance, as positions in Microsoft and Oracle added value during the period, while stock selection in the consumer staples sector, most notably an underweight position to Procter & Gamble, detracted from returns.

•

Conversely, the Large Cap Value segment of the Fund managed by NFJ Investment Group hurt performance during the period, driven partially by weak stock selection in the energy and consumer discretionary sectors.

How did the fixed income holdings contribute or detract from the Fund’s performance?

Pacific Investment Management Company (PIMCO), the Fund’s sole fixed income manager, added little value during the period, as its macro-driven style of investing was not rewarded.

•	An underweight to investment-grade corporate bonds hurt performance throughout the past year, as these securities generally outperformed like-duration Treasuries.

•	On the positive side, an allocation to non-Agency mortgages added value, as these bonds benefited from limited supply and a recovery in the housing sector.

Target Conservative Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2014, at the beginning of the period, and held through the six-month period ended July 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,035.10	1.50%	$7.57
	Hypothetical	$1,000.00	$1,017.36	1.50%	$7.50

Class B	Actual	$1,000.00	$1,031.10	2.25%	$11.33
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23

Class C	Actual	$1,000.00	$1,032.10	2.25%	$11.34
	Hypothetical	$1,000.00	$1,013.64	2.25%	$11.23

Class R	Actual	$1,000.00	$1,034.30	1.75%	$8.83
	Hypothetical	$1,000.00	$1,016.12	1.75%	$8.75

Class Z	Actual	$1,000.00	$1,036.70	1.25%	$6.31
	Hypothetical	$1,000.00	$1,018.60	1.25%	$6.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Conservative Allocation Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the period ended July 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.56%	1.51%
B	2.26	2.26
C	2.26	2.26
R	2.01	1.76
Z	1.26	1.26

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of July 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 96.9%

COMMON STOCKS 41.2%

Aerospace & Defense 1.3%
626	B/E Aerospace, Inc.(a)	$53,298
2,965	Boeing Co. (The)	357,223
800	Embraer SA (Brazil), ADR	30,432
175	Esterline Technologies Corp.(a)	18,996
1,614	Hexcel Corp.(a)	60,122
2,089	Honeywell International, Inc.	191,833
600	Lockheed Martin Corp.	100,182
270	Moog, Inc. (Class A Stock)(a)	17,825
2,600	Northrop Grumman Corp.	320,502
1,231	Precision Castparts Corp.	281,653
205	Teledyne Technologies, Inc.(a)	18,696

		1,450,762

Airlines
2,551	JetBlue Airways Corp.(a)	27,347

Auto Components 0.5%
2,821	BorgWarner, Inc.	175,607
3,290	Delphi Automotive PLC (United Kingdom)	219,772
3,000	Johnson Controls, Inc.	141,720
300	Magna International, Inc. (Canada)	32,220
305	Tenneco, Inc.(a)	19,429

		588,748

Automobiles 0.4%
15,900	Ford Motor Co.	270,618
3,900	General Motors Co.	131,898
2,000	Honda Motor Co. Ltd., ADR (Japan)	69,760

		472,276

Banks 2.3%
26,653	Bank of America Corp.	406,458
900	BB&T Corp.	33,318
425	Capital Bank Financial Corp. (Class A Stock)(a)	9,681
5,615	CIT Group, Inc.	275,753
9,655	Citigroup, Inc.	472,226
8,582	Fifth Third Bancorp	175,759
1,305	FirstMerit Corp.	22,968

See Notes to Financial Statements.

Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
9,900	JPMorgan Chase & Co.	$570,933
2,100	PNC Financial Services Group, Inc. (The)	173,376
300	Prosperity Bancshares, Inc.	17,439
525	Trustmark Corp.	12,091
292	UMB Financial Corp.	16,536
525	Union Bankshares Corp.	12,537
387	United Bankshares, Inc.	12,415
825	Webster Financial Corp.	23,653
8,501	Wells Fargo & Co.	432,701

		2,667,844

Beverages 0.4%
1,217	Constellation Brands Inc. (Class A Stock)(a)	101,328
1,971	Diageo PLC (United Kingdom)	59,194
1,200	Molson Coors Brewing Co. (Class B Stock)	81,036
1,600	PepsiCo, Inc.	140,960
740	Pernod-Ricard SA (France)	82,873

		465,391

Biotechnology 1.5%
648	Acorda Therapeutics, Inc.(a)	18,967
261	Akebia Therapeutics, Inc.(a)	5,779
1,807	Alexion Pharmaceuticals, Inc.(a)	287,295
600	Amgen, Inc.	76,434
273	Anacor Pharmaceuticals, Inc.(a)	4,545
1,305	Biogen Idec, Inc.(a)	436,379
2,686	Celgene Corp.(a)	234,085
3,179	CTI BioPharma Corp.(a)	8,234
152	Cubist Pharmaceuticals, Inc.(a)	9,257
156	Enanta Pharmaceuticals, Inc.(a)	5,867
3,211	Gilead Sciences, Inc.(a)	293,967
590	Isis Pharmaceuticals, Inc.(a)	18,284
90	Keryx Biopharmaceuticals, Inc.(a)	1,355
295	NPS Pharmaceuticals, Inc.(a)	8,242
385	Ophthotech Corp.(a)	15,038
270	Portola Pharmaceuticals, Inc.(a)	6,788
346	Puma Biotechnology, Inc.(a)	76,715
235	Receptos, Inc.(a)	9,731
652	Regeneron Pharmaceuticals, Inc.(a)	206,175

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
215	Seattle Genetics, Inc.(a)	$7,568

		1,730,705

Building Products
125	Lennox International, Inc.	10,665
596	PGT, Inc.(a)	5,519
494	Trex Co., Inc.(a)	13,906

		30,090

Capital Markets 0.9%
722	Affiliated Managers Group, Inc.(a)	143,859
1,700	Bank of New York Mellon Corp. (The)	66,368
339	BlackRock, Inc.	103,304
370	Eaton Vance Corp.	12,998
1,060	Fortress Investment Group LLC (Class A Stock), MLP	7,674
705	FXCM, Inc. (Class A Stock)	9,602
700	Goldman Sachs Group, Inc. (The)	121,009
375	LPL Financial Holdings, Inc.	17,805
12,044	Morgan Stanley	389,503
474	Raymond James Financial, Inc.	24,150
1,300	State Street Corp.	91,572
887	Stifel Financial Corp.(a)	40,616
450	TCP Capital Corp.	7,695

		1,036,155

Chemicals 1.1%
1,133	Airgas, Inc.	121,140
250	Chemtura Corp.(a)	5,815
2,715	E.I. du Pont de Nemours & Co.	174,602
1,029	Huntsman Corp.	26,805
3,320	Monsanto Co.	375,459
2,215	Praxair, Inc.	283,830
433	Quaker Chemical Corp.	30,574
233	Scotts Miracle-Gro Co. (The) (Class A Stock)	12,396
1,128	Sherwin-Williams Co. (The)	232,627
525	Taminco Corp.(a)	10,973
359	Valspar Corp. (The)	26,943

		1,301,164

See Notes to Financial Statements.

Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies
800	KAR Auction Services, Inc.	$23,448
557	Waste Connections, Inc.	26,368

		49,816

Communications Equipment 0.5%
399	Aruba Networks, Inc.(a)	7,126
7,400	Cisco Systems, Inc.	186,702
650	CommScope Holding Co., Inc.(a)	16,016
600	Ixia(a)	6,420
225	Palo Alto Networks, Inc.(a)	18,194
2,976	QUALCOMM, Inc.	219,331
5,600	Telefonaktiebolaget LM Ericsson (Sweden), ADR	69,608

		523,397

Construction & Engineering
252	EMCOR Group, Inc.	10,315
493	Northwest Pipe Co.(a)	17,674
242	URS Corp.	13,859

		41,848

Construction Materials
238	Martin Marietta Materials, Inc.	29,567

Consumer Finance 0.7%
3,067	American Express Co.	269,896
3,900	Capital One Financial Corp.	310,206
311	Cash America International, Inc.	13,805
275	First Cash Financial Services, Inc.(a)	15,513
7,600	Navient Corp.	130,720
344	Portfolio Recovery Associates, Inc.(a)	20,282

		760,422

Containers & Packaging
1,975	Graphic Packaging Holding Co.(a)	23,700
350	Silgan Holdings, Inc.	17,227

		40,927

Diversified Consumer Services
205	Grand Canyon Education, Inc.(a)	8,815

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)
137	Sotheby’s	$5,432

		14,247

Diversified Financial Services 0.6%
2,865	CME Group, Inc.	211,838
1,836	IntercontinentalExchange, Inc.	352,916
734	Moody’s Corp.	63,858

		628,612

Diversified Telecommunication Services 0.5%
5,200	AT&T, Inc.	185,068
4,515	CenturyLink, Inc.	177,169
3,700	Verizon Communications, Inc.	186,554

		548,791

Electric Utilities 0.4%
3,300	American Electric Power Co., Inc.	171,567
600	Edison International	32,880
900	Exelon Corp.	27,972
4,600	PPL Corp.	151,754
1,500	Southern Co. (The)	64,935

		449,108

Electrical Equipment 0.2%
4,138	AMETEK, Inc.	201,479
437	EnerSys	27,719
556	Franklin Electric Co., Inc.	20,377
910	Thermon Group Holdings, Inc.(a)	22,186

		271,761

Electronic Equipment, Instruments & Components 0.3%
703	Checkpoint Systems, Inc.(a)	8,605
547	Coherent, Inc.(a)	32,224
10,500	Corning, Inc.	206,325
599	FLIR Systems, Inc.	19,935
600	InvenSense, Inc.(a)	13,806
361	IPG Photonics Corp.(a)	24,313
289	Itron, Inc.(a)	10,398
377	Littelfuse, Inc.	32,769

See Notes to Financial Statements.

Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
457	Sanmina Corp.(a)	$10,643

		359,018

Energy Equipment & Services 0.7%
415	Bristow Group, Inc.	29,618
190	Core Laboratories NV	27,822
650	Forum Energy Technologies, Inc.(a)	21,638
382	Geospace Technologies Corp.(a)	15,372
2,300	Halliburton Co.	158,677
3,780	National Oilwell Varco, Inc.	306,331
1,199	Newpark Resources, Inc.(a)	14,664
1,861	Schlumberger Ltd.	201,714

		775,836

Food & Staples Retailing 0.9%
1,308	Costco Wholesale Corp.	153,742
6,630	CVS Caremark Corp.	506,267
391	Fresh Market, Inc. (The)(a)	11,703
1,800	Kroger Co. (The)	88,164
755	Natural Grocers by Vitamin Cottage, Inc.(a)	17,124
220	United Natural Foods, Inc.(a)	12,896
2,700	Wal-Mart Stores, Inc.	198,666
1,200	Walgreen Co.	82,524

		1,071,086

Food Products 0.6%
3,100	ConAgra Foods, Inc.	93,403
1,441	Danone SA (France)	104,084
800	Kellogg Co.	47,864
1,817	Mead Johnson Nutrition Co.	166,147
7,409	Mondelez International, Inc. (Class A Stock)	266,724
230	Pinnacle Foods, Inc.	6,930
970	WhiteWave Foods Co. (The) (Class A Stock)(a)	28,896

		714,048

Gas Utilities
288	South Jersey Industries, Inc.	15,428
392	WGL Holdings, Inc.	15,280

		30,708

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 1.1%
6,595	Abbott Laboratories	$277,781
450	Alere, Inc.(a)	18,000
250	Align Technology, Inc.(a)	13,553
471	C.R. Bard, Inc.	70,287
576	Cantel Medical Corp.	19,313
776	Cooper Cos., Inc. (The)	124,843
3,370	Covidien PLC	291,539
225	Cyberonics, Inc.(a)	13,381
1,117	Endologix, Inc.(a)	15,806
375	Haemonetics Corp.(a)	13,339
375	Integra LifeSciences Holdings Corp.(a)	17,782
3,900	Medtronic, Inc.	240,786
450	Merit Medical Systems, Inc.(a)	5,778
431	Natus Medical, Inc.(a)	12,400
230	Sirona Dental Systems, Inc.(a)	18,446
532	Spectranetics Corp. (The)(a)	13,646
200	Teleflex, Inc.	21,548
529	Thoratec Corp.(a)	17,192
700	Zimmer Holdings, Inc.	70,049

		1,275,469

Health Care Providers & Services 1.1%
95	Acadia Healthcare Co., Inc.	4,528
475	Air Methods Corp.(a)	23,869
375	Amsurg Corp.(a)	17,910
798	Centene Corp.(a)	57,528
1,023	Cigna Corp.	92,111
200	Community Health Systems, Inc.(a)	9,540
295	Hanger, Inc.(a)	9,337
598	Healthways, Inc.(a)	10,339
700	Humana, Inc.	82,355
150	LifePoint Hospitals, Inc.(a)	10,758
891	McKesson Corp.	170,947
401	MEDNAX, Inc.(a)	23,731
466	Molina Healthcare, Inc.(a)	19,036
54	MWI Veterinary Supply, Inc.(a)	7,628
323	Team Health Holdings, Inc.(a)	18,266
6,250	UnitedHealth Group, Inc.	506,562
1,300	WellPoint, Inc.	142,753

		1,207,198

See Notes to Financial Statements.

Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Technology 0.2%
2,076	Cerner Corp.(a)	$114,595
1,918	MedAssets, Inc.(a)	40,738
246	Medidata Solutions, Inc.(a)	11,031

		166,364

Hotels, Restaurants & Leisure 1.2%
362	Bally Technologies, Inc.(a)	21,782
2,133	Belmond Ltd.(a)	26,449
100	Bob Evans Farms, Inc.	4,751
305	Chuy’s Holdings, Inc.(a)	8,738
3,156	Hilton Worldwide Holdings, Inc.(a)	76,407
372	International Speedway Corp. (Class A Stock)	11,279
175	Jack in the Box, Inc.	10,008
3,411	Las Vegas Sands Corp.	251,902
360	Life Time Fitness, Inc.(a)	14,166
3,221	Marriott International, Inc. (Class A Stock)	208,431
500	McDonald’s Corp.	47,280
2,742	Starbucks Corp.	212,999
1,576	Wynn Resorts Ltd.	336,003
1,055	Yum! Brands, Inc.	73,217

		1,303,412

Household Durables 0.1%
380	Meritage Homes Corp.(a)	14,554
175	Ryland Group, Inc. (The)	5,617
701	Universal Electronics, Inc.(a)	33,389
600	Whirlpool Corp.	85,584

		139,144

Household Products 0.2%
3,003	Colgate-Palmolive Co.	190,390

Independent Power & Renewable Electricity Producers 0.1%
3,200	NRG Energy, Inc.	99,072

Industrial Conglomerates 0.8%
6,028	Danaher Corp.	445,348
10,400	General Electric Co.	261,560
1,169	Roper Industries, Inc.	168,418

		875,326

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 1.8%
7,500	Allstate Corp. (The)	$438,375
1,176	American Equity Investment Life Holding Co.	26,037
10,580	American International Group, Inc.	549,948
350	Aspen Insurance Holdings Ltd.	14,004
875	CNO Financial Group, Inc.	14,157
79	Enstar Group Ltd.(a)	10,902
462	HCC Insurance Holdings, Inc.	21,566
335	Horace Mann Educators Corp.	9,598
5,540	Marsh & McLennan Cos., Inc.	281,266
8,390	MetLife, Inc.	441,314
225	Platinum Underwriters Holdings Ltd.	13,185
470	Protective Life Corp.	32,609
257	Reinsurance Group of America, Inc.	20,627
258	State Auto Financial Corp.	5,446
1,000	Travelers Cos., Inc. (The)	89,560
494	United Fire Group, Inc.	13,960
3,400	Unum Group	116,722

		2,099,276

Internet & Catalog Retail 0.6%
579	Amazon.com, Inc.(a)	181,221
585	HomeAway, Inc.(a)	20,311
250	HSN, Inc.	13,973
354	Priceline Group, Inc. (The)(a)	439,827
415	TripAdvisor, Inc.(a)	39,359

		694,691

Internet Software & Services 1.7%
889	Angie’s List, Inc.(a)	7,405
461	Cornerstone OnDemand, Inc.(a)	19,288
348	Demandware, Inc.(a)	20,964
469	Digital River, Inc.(a)	6,702
562	E2open, Inc.(a)	9,093
6,484	Facebook, Inc. (Class A Stock)(a)	471,063
1,036	Google, Inc. (Class A Stock)(a)	600,414
914	Google, Inc. (Class C Stock)(a)	522,443
935	LinkedIn Corp. (Class A Stock)(a)	168,898
672	Marin Software, Inc.(a)	6,162
494	SciQuest, Inc.(a)	7,603
253	Trulia, Inc.(a)	15,314

See Notes to Financial Statements.

Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
281	Twitter, Inc.(a)	$12,698
278	WebMD Health Corp.(a)	13,853
2,289	Yahoo!, Inc.(a)	81,969

		1,963,869

IT Services 1.7%
475	Broadridge Financial Solutions, Inc.	19,176
175	CACI International, Inc.(a)	12,073
7,652	Cognizant Technology Solutions Corp. (Class A Stock)(a)	375,331
1,626	FleetCor Technologies, Inc.(a)	215,917
270	Global Payments, Inc.	18,703
375	iGATE Corp.(a)	13,380
600	International Business Machines Corp.	115,002
200	Jack Henry & Associates, Inc.	11,670
5,001	MasterCard, Inc. (Class A Stock)	370,824
898	Sapient Corp.(a)	13,254
2,641	Visa, Inc. (Class A Stock)	557,277
14,500	Xerox Corp.	192,270

		1,914,877

Life Sciences Tools & Services 0.7%
5,820	Agilent Technologies, Inc.	326,444
210	Covance, Inc.(a)	17,623
244	PAREXEL International Corp.(a)	13,069
3,877	Thermo Fisher Scientific, Inc.	471,055

		828,191

Machinery 1.1%
295	Albany International Corp. (Class A Stock)	10,573
400	Barnes Group, Inc.	13,700
187	Chart Industries, Inc.(a)	14,221
2,071	Colfax Corp.(a)	130,411
125	Crane Co.	8,576
1,674	Cummins, Inc.	233,339
1,000	Deere & Co.	85,110
525	Hillenbrand, Inc.	15,776
4,580	Ingersoll-Rand PLC	269,258
964	Joy Global, Inc.	57,127
250	Kennametal, Inc.	10,570
724	Manitowoc Co., Inc. (The)	19,229

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
1,200	PACCAR, Inc.	$74,724
700	Parker Hannifin Corp.	80,465
62	Proto Labs, Inc.(a)	5,022
625	Rexnord Corp.(a)	16,819
249	Snap-on, Inc.	29,930
75	Standex International Corp.	4,946
800	Stanley Black & Decker, Inc.	69,960
360	Timken Co. (The)	15,948
700	Wabash National Corp.(a)	9,527
145	WABCO Holdings, Inc.(a)	14,135
342	Woodward, Inc.	17,086

		1,206,452

Media 1.5%
8,324	Comcast Corp. (Special Class A Stock)	445,084
1,546	Discovery Communications, Inc. (Class A Stock)(a)	131,735
3,500	Interpublic Group of Cos., Inc. (The)	68,985
500	Time Warner Cable, Inc.	72,550
2,783	Time Warner, Inc.	231,045
10,606	Twenty-First Century Fox, Inc. (Class A Stock)	335,998
1,287	Viacom, Inc. (Class B Stock)	106,396
3,054	Walt Disney Co. (The)	262,277

		1,654,070

Metals & Mining 0.2%
5,100	Freeport-McMoRan, Inc.	189,822
325	Globe Specialty Metals, Inc.	6,185
200	Reliance Steel & Aluminum Co.	13,650
847	RTI International Metals, Inc.(a)	21,056
182	TimkenSteel Corp.(a)	7,919

		238,632

Multi-Utilities 0.2%
4,700	Public Service Enterprise Group, Inc.	165,299

Multiline Retail 0.3%
3,100	Macy’s, Inc.	179,149
3,100	Target Corp.	184,729

		363,878

See Notes to Financial Statements.

Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 2.9%
2,292	Anadarko Petroleum Corp.	$244,900
175	Bonanza Creek Energy, Inc.(a)	9,811
2,220	Cabot Oil & Gas Corp.	73,149
2,100	Chevron Corp.	271,404
150	Concho Resources, Inc.(a)	21,120
2,400	ConocoPhillips	198,000
1,100	Devon Energy Corp.	83,050
900	Exxon Mobil Corp.	89,046
483	Gulfport Energy Corp.(a)	25,797
3,803	HollyFrontier Corp.	178,779
1,025	Kodiak Oil & Gas Corp.(a)	15,929
8,100	Marathon Oil Corp.	313,875
3,500	Murphy Oil Corp.	217,455
2,877	Noble Energy, Inc.	191,292
425	Oasis Petroleum, Inc.(a)	22,716
2,690	Occidental Petroleum Corp.	262,840
201	ONEOK, Inc.	12,950
1,317	Pioneer Natural Resources Co.	291,663
945	Rice Energy, Inc.(a)	24,853
5,390	Royal Dutch Shell PLC (Netherlands), ADR	441,064
232	Sanchez Energy Corp.(a)	7,359
726	Swift Energy Co.(a)	8,022
3,400	Total SA (France), ADR	219,300
496	Whiting Petroleum Corp.(a)	43,891

		3,268,265

Paper & Forest Products 0.3%
175	Clearwater Paper Corp.(a)	11,830
7,970	International Paper Co.	378,575

		390,405

Personal Products 0.1%
1,366	Estee Lauder Cos., Inc. (The) (Class A Stock)	100,346

Pharmaceuticals 2.1%
4,070	AbbVie, Inc.	213,024
1,793	Actavis PLC(a)	384,168
5,545	Bristol-Myers Squibb Co.	280,688
3,100	Eli Lilly & Co.	189,286
3,800	GlaxoSmithKline PLC (United Kingdom), ADR	183,806

See Notes to Financial Statements.

24

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
1,700	Johnson & Johnson	$170,153
3,100	Merck & Co., Inc.	175,894
105	Pacira Pharmaceuticals, Inc.(a)	9,660
620	Perrigo Co. PLC	93,279
5,700	Pfizer, Inc.	163,590
3,200	Sanofi (France), ADR	167,264
1,700	Teva Pharmaceutical Industries Ltd. (Israel), ADR	90,950
219	Theravance Biopharma, Inc. (Cayman Islands)(a)	6,139
429	Theravance, Inc.(a)	9,309
1,133	Valeant Pharmaceuticals International, Inc.(a)	133,003
2,589	Zoetis, Inc.	85,204

		2,355,417

Professional Services 0.2%
182	Advisory Board Co. (The)(a)	9,125
150	Dun & Bradstreet Corp. (The)	16,505
275	ICF International, Inc.(a)	9,507
400	Manpowergroup, Inc.	31,156
258	Paylocity Holding Corp.(a)	5,054
1,928	Verisk Analytics, Inc. (Class A Stock)(a)	115,757

		187,104

Real Estate Investment Trusts (REITs) 0.5%
4,899	American Tower Corp.	462,417
1,081	First Potomac Realty Trust	14,258
594	Geo Group, Inc. (The)	20,440
2,050	Hersha Hospitality Trust	13,551
175	Highwoods Properties, Inc.	7,362
1,231	Medical Properties Trust, Inc.	16,569
713	Two Harbors Investment Corp.	7,294

		541,891

Real Estate Management & Development
686	Realogy Holdings Corp.(a)	25,217

Road & Rail 0.3%
175	Celadon Group, Inc.	3,717
350	Con-way, Inc.	17,273
749	Kansas City Southern	81,686
284	Landstar System, Inc.	18,781

See Notes to Financial Statements.

Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
900	Norfolk Southern Corp.	$91,494
786	Quality Distribution, Inc.(a)	10,493
1,691	Union Pacific Corp.	166,242

		389,686

Semiconductors & Semiconductor Equipment 0.6%
3,955	Altera Corp.	129,408
416	Cabot Microelectronics Corp.(a)	16,719
662	Cavium, Inc.(a)	30,882
1,488	Entegris, Inc.(a)	17,097
5,900	Intel Corp.	199,951
632	Kulicke & Soffa Industries, Inc. (Singapore)(a)	8,608
496	Linear Technology Corp.	21,891
427	Monolithic Power Systems, Inc.	17,609
805	RF Micro Devices, Inc.(a)	8,984
541	Teradyne, Inc.	9,857
5,385	Texas Instruments, Inc.	249,056
629	Veeco Instruments, Inc.(a)	21,833

		731,895

Software 2.1%
529	Aspen Technology, Inc.(a)	22,980
1,383	Autodesk, Inc.(a)	73,783
350	BroadSoft, Inc.(a)	8,540
5,775	CA, Inc.	166,782
3,035	Check Point Software Technologies Ltd. (Israel)(a)	205,985
1,301	Citrix Systems, Inc.(a)	88,117
395	CommVault Systems, Inc.(a)	18,968
104	Concur Technologies, Inc.(a)	9,668
200	Ellie Mae, Inc.(a)	5,744
496	Epiq Systems, Inc.	7,152
75	Fair Isaac Corp.	4,286
750	Fortinet, Inc.(a)	18,413
344	Guidewire Software, Inc.(a)	13,932
426	Imperva, Inc.(a)	9,444
16,990	Microsoft Corp.	733,288
255	NICE Systems Ltd. (Israel), ADR	10,083
12,918	Oracle Corp.	521,758
1,888	PTC, Inc.(a)	67,892
557	Qualys, Inc.(a)	13,307

See Notes to Financial Statements.

26

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
4,684	salesforce.com, Inc.(a)	$254,107
375	SS&C Technologies Holdings, Inc.(a)	16,241
130	Tableau Software, Inc. (Class A Stock)(a)	8,450
90	Ultimate Software Group, Inc. (The)(a)	12,142
278	Varonis Systems, Inc.(a)	5,860
425	Verint Systems, Inc.(a)	19,950
339	VMware, Inc. (Class A Stock)(a)	33,683

		2,350,555

Specialty Retail 1.0%
247	Aaron’s, Inc.(a)	6,516
225	Abercrombie & Fitch Co. (Class A Stock)	8,851
193	AutoZone, Inc.(a)	99,787
1,100	Bed Bath & Beyond, Inc.(a)	69,619
813	Genesco, Inc.(a)	62,008
400	GNC Holdings, Inc. (Class A Stock)	13,124
125	Group 1 Automotive, Inc.	9,240
350	Men’s Wearhouse, Inc. (The)	17,612
178	Outerwall, Inc.(a)	9,794
2,345	PetSmart, Inc.	159,788
3,971	Ross Stores, Inc.	255,732
1,283	Tiffany & Co.	125,234
2,669	TJX Cos., Inc. (The)	142,231
870	Tractor Supply Co.	54,088
599	Urban Outfitters, Inc.(a)	21,402
899	Vitamin Shoppe, Inc.(a)	38,342

		1,093,368

Technology Hardware, Storage & Peripherals 1.6%
8,499	Apple, Inc.	812,250
14,818	EMC Corp.	434,167
10,492	Hewlett-Packard Co.	373,620
3,575	Seagate Technology PLC	209,495

		1,829,532

Textiles, Apparel & Luxury Goods 0.6%
200	Deckers Outdoor Corp.(a)	17,702
727	LVMH Moet Hennessy Louis Vuitton SA (France)	125,060
639	Michael Kors Holdings Ltd.(a)	52,066
1,616	NIKE, Inc. (Class B Stock)	124,642

See Notes to Financial Statements.

Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
786	PVH Corp.	$86,601
805	Steven Madden Ltd.(a)	25,639
3,943	VF Corp.	241,588
511	Vince Holding Corp.(a)	17,267
425	Wolverine World Wide, Inc.	10,310

		700,875

Thrifts & Mortgage Finance
671	Astoria Financial Corp.	8,642
940	Home Loan Servicing Solutions Ltd.	20,116
1,825	MGIC Investment Corp.(a)	13,487

		42,245

Tobacco 0.2%
2,200	Altria Group, Inc.	89,320
1,685	Philip Morris International, Inc.	138,187

		227,507

Trading Companies & Distributors 0.1%
435	CAI International, Inc.(a)	8,304
100	DXP Enterprises, Inc.(a)	7,103
404	GATX Corp.	25,048
298	TAL International Group, Inc.(a)	13,172
175	WESCO International, Inc.(a)	13,736

		67,363

Wireless Telecommunication Services 0.2%
239	SBA Communications Corp. (Class A Stock)(a)	25,556
6,345	Vodafone Group PLC (United Kingdom), ADR	210,781

		236,337

	TOTAL COMMON STOCKS (cost $32,397,984)	47,003,292

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES 5.4%

Collateralized Debt Obligations 1.5%
Sierra Madre Funding Ltd., (Cayman Islands), Series 2004-1A, Class A1A, 144A(b)	0.532%(c)	09/07/39	410	$321,087
Series 2004-1A, Class ALTB, 144A(b)	0.552(c)	09/07/39	974	757,518
Venture VIII CDO Ltd., Series 2007-8A, Class A2A, 144A	0.448(c)	07/22/21	700	684,990

				1,763,595

Non-Residential Mortgage-Backed Securities 2.7%
Ally Auto Receivables Trust, Series 2012-4, Class A3	0.590	01/17/17	465	464,961
Series 2014-1, Class A2	0.600	02/15/17	500	499,807
Ford Credit Auto Owner Trust, Series 2014-B, Class A1, 144A	0.180	07/15/15	473	473,430
Hyundai Auto Lease Securitization Trust, Series 2014-B, Class A1	0.220	07/15/15	499	499,029
SLM Student Loan Trust, Series 2008-9, Class A	1.734(c)	04/25/23	784	813,506
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A2	0.400	12/15/16	300	299,594

				3,050,327

Residential Mortgage-Backed Securities 1.2%
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1	0.852(c)	06/25/34	204	190,221
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A2	0.262(c)	12/25/36	809	394,336
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A4	6.130	07/25/36	783	481,098
Merrill Lynch Mortgage Investors Trust, Series 2006-RM5, Class A2A	0.212(c)	10/25/37	81	26,567
Series 2007-MLN1, Class A2A	0.262(c)	03/25/37	464	278,647
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A	0.212(c)	11/25/36	50	19,955

				1,390,824

TOTAL ASSET-BACKED SECURITIES (cost $6,096,841)				6,204,746

See Notes to Financial Statements.

Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 23.0%

Airlines 0.3%
United Airlines, Inc., Sr. Unsec’d. Notes, 144A	6.750%	09/15/15	300	$301,125

Auto Manufacturers 1.1%
Daimler Finance North America LLC, (Germany), Gtd. Notes, 144A	1.300	07/31/15	300	302,079
Gtd. Notes, 144A	1.450	08/01/16	200	201,894
Gtd. Notes, 144A	1.650	04/10/15	300	302,453
Gtd. Notes, 144A	2.300	01/09/15	200	201,578
Volkswagen International Finance NV, (Germany), Gtd. Notes, 144A	1.625	03/22/15	200	201,638

				1,209,642

Banks 7.6%
Abbey National Treasury Services PLC, (United Kingdom), Bank Gtd. Notes, 144A	3.875	11/10/14	100	100,926
Banco Santander Chile, (Chile), Sr. Unsec’d. Notes, 144A	1.124(c)	04/11/17	200	199,996
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.000	01/11/18	423	423,465
Bank of America NA, Sr. Unsec’d. Notes	0.695(c)	11/14/16	800	801,445
Bank of Nova Scotia (The), (Canada), Sr. Unsec’d. Notes	0.544(c)	04/11/17	600	600,310
BB&T Corp., Sr. Unsec’d. Notes, MTN	1.091(c)	06/15/18	300	305,269
BPCE SA, (France), Bank Gtd. Notes	0.795(c)	11/18/16	400	400,903
Citigroup, Inc., Sr. Unsec’d. Notes	1.250	01/15/16	600	603,195
Sr. Unsec’d. Notes	2.250	08/07/15	200	203,133
Sub. Notes	5.000	09/15/14	900	904,551
Credit Agricole SA, (France), Sub. Notes, RegS	8.125(c)	09/19/33	300	338,550
Deutsche Bank Financial LLC, (Germany), Bank Gtd. Notes, MTN	5.375	03/02/15	300	308,055

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Intesa Sanpaolo SpA, (Italy), Bank Gtd. Notes	3.125%	01/15/16		300	$307,772
JPMorgan Chase & Co., Sr. Unsec’d. Notes	0.744(c)	02/15/17		400	401,605
Sr. Unsec’d. Notes, MTN	1.100	10/15/15		600	603,040
Unsec’d. Notes, MTN	0.784(c)	04/25/18		100	99,998
JPMorgan Chase Bank NA, Sub. Notes	0.859(c)	05/31/17	EUR	400	534,815
Lloyds Bank PLC, (United Kingdom), Jr. Sub. Notes, 144A(b)	12.000(c)	12/29/49		800	1,168,000
Royal Bank of Scotland PLC (The), (United Kingdom), Sub. Notes, MTN	4.350	01/23/17	EUR	200	282,810
VTB Bank OJSC Via VTB Capital SA, (Russia), Sr. Unsec’d. Notes, 144A(b)	6.465	03/04/15		100	101,625

					8,689,463

Building & Construction 0.2%
Masco Corp., Sr. Unsec’d. Notes	4.800	06/15/15		200	206,183
Urbi Desarrollos Urbanos SAB de CV, (Mexico), Gtd. Notes, 144A(b)(d)	9.500	01/21/20		100	13,000

					219,183

Capital Goods 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A	3.125	05/11/15		600	611,459

Capital Markets 1.4%
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	0.734(c)	01/12/15		100	100,093
Sr. Unsec’d. Notes	5.000	10/01/14		200	201,432
Morgan Stanley, Sr. Unsec’d. Notes	3.800	04/29/16		800	837,989
Sr. Unsec’d. Notes, MTN	1.514(c)	04/25/18		400	410,291

					1,549,805

See Notes to Financial Statements.

Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services 2.2%
Ally Financial, Inc., Gtd. Notes	2.750%	01/30/17	100	$100,125
Gtd. Notes	5.500	02/15/17	300	319,500
Gtd. Notes	6.750	12/01/14	200	202,250
Gtd. Notes	7.500	09/15/20	200	230,500
Gtd. Notes	8.300	02/12/15	400	412,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.750	05/15/15	400	406,733
Sr. Unsec’d. Notes	5.625	09/15/15	200	210,472
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625	09/15/15	100	106,725
Navient LLC, Sr. Unsec’d. Notes, MTN	4.875	06/17/19	300	302,250
SLM Corp., Sr. Unsec’d. Notes, MTN	6.250	01/25/16	200	211,252

				2,501,807

Diversified Telecommunication Services 2.1%
AT&T, Inc., Sr. Unsec’d. Notes	0.654(c)	03/30/17	200	200,365
Sprint Communications, Inc., Sr. Unsec’d. Notes	9.125	03/01/17	600	690,000
Telefonica Emisiones SAU, (Spain), Gtd. Notes	6.421	06/20/16	200	218,993
Verizon Communications, Inc., Sr. Unsec’d. Notes	0.630(c)	06/09/17	300	300,505
Sr. Unsec’d. Notes	0.700	11/02/15	700	700,706
Sr. Unsec’d. Notes	1.761(c)	09/15/16	200	205,287
Sr. Unsec’d. Notes	2.500	09/15/16	100	103,214

				2,419,070

Food 0.4%
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	1.625	06/04/15	500	504,561

Gaming 0.6%
MGM Resorts International, Gtd. Notes	7.500	06/01/16	600	652,500

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 1.0%
Covidien International Finance SA, Gtd. Notes	1.350%	05/29/15	800	$805,557
HCA, Inc., Sr. Unsec’d. Notes	6.375	01/15/15	300	305,625

				1,111,182

Insurance 0.4%
Metropolitan Life Global Funding I, Sr. Notes, 144A(b)	0.365(c)	06/23/16	300	299,883
Principal Life Global Funding II, Sr. Sec’d. Notes, 144A	1.200	05/19/17	200	198,968

				498,851

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.300	02/01/17	200	199,833

Machinery 0.4%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	0.363(c)	04/12/16	500	500,163

Media 1.1%
Discovery Communications LLC, Gtd. Notes	3.700	06/01/15	600	615,892
DISH DBS Corp., Gtd. Notes	6.625	10/01/14	600	603,750

				1,219,642

Metals & Mining 0.3%
Anglo American Capital PLC, (United Kingdom), Gtd. Notes, 144A(b)	1.184(c)	04/15/16	300	300,901

Oil, Gas & Consumable Fuels 1.3%
BP Capital Markets PLC, (United Kingdom), Gtd. Notes	3.125	10/01/15	400	411,902
Canadian Natural Resources Ltd., (Canada), Sr. Unsec’d. Notes	0.609(c)	03/30/16	300	300,912
Gazprom OAO Via Gaz Capital SA, (Russia), Sr. Unsec’d. Notes, 144A	5.092	11/29/15	500	511,450

See Notes to Financial Statements.

Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Statoil ASA, (Norway), Gtd. Notes	0.685%(c)	11/08/18	300	$301,892

				1,526,156

Pharmaceuticals 0.5%
Cardinal Health, Inc., Sr. Unsec’d. Notes	6.000	06/15/17	500	561,661

Pipelines 0.7%
Enterprise Products Operating LLC, Gtd. Notes	5.600	10/15/14	500	505,182
Tennessee Gas Pipeline Co. LLC, Sr. Unsec’d. Notes	8.000	02/01/16	300	331,203

				836,385

Technology Hardware, Storage & Peripherals 0.1%
Apple, Inc., Sr. Unsec’d. Notes	2.850	05/06/21	100	100,375

Tobacco 0.6%
Altria Group, Inc., Gtd. Notes	4.125	09/11/15	300	311,210
BAT International Finance PLC, (United Kingdom), Gtd. Notes, 144A	9.500	11/15/18	300	387,409

				698,619

TOTAL CORPORATE BONDS (cost $25,924,455)				26,212,383

MUNICIPAL BOND 0.3%

Texas
Dallas County Hospital District, Series B, General Obligation Unlimited, BABs (cost $300,000)	6.171	08/15/34	300	332,046

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.0%
American Home Mortgage Assets Trust, Series 2006-1, Class 2A1	0.342(c)	05/25/46	230	173,304

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1	2.892%(c)	05/25/47		200	$169,440
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	2.537(c)	05/25/35		125	125,856
Series 2006-2, Class 21A1	2.525(c)	03/25/36		1,126	786,932
Berica ABS SRL, (Italy), Series 2011-1, Class A1	0.509(c)	12/31/55	EUR	295	387,979
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A	0.366(c)	07/20/46		192	131,270
Fannie Mae REMICS, Series 1992-146, Class PZ	8.000	08/25/22		8	8,674
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.526(c)	07/25/44		302	311,393
Freddie Mac REMICS, Series 41, Class F	10.000	05/15/20		6	5,817
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	2.657(c)	09/25/35		114	115,131
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A2	0.412(c)	08/25/46		780	280,877
HomeBanc Mortgage Trust, Series 2006-1, Class 4A1	4.959(c)	04/25/37		434	352,919
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 4A1	2.606(c)	03/25/36		375	301,689
Vendee Mortgage Trust, Series 2000-1, Class 1A	6.472(c)	01/15/30		73	82,628
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR15, Class 2A	2.182(c)	11/25/46		195	194,839

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,397,836)					3,428,748

U.S. GOVERNMENT AGENCY OBLIGATIONS 5.6%
Federal Home Loan Mortgage Corp.	2.354(c)	08/01/23		4	4,447
Federal Home Loan Mortgage Corp.	2.361(c)	03/01/36		107	114,127
Federal Home Loan Mortgage Corp.	5.500	01/01/38		31	34,517
Federal National Mortgage Assoc.	0.085(e)	01/02/15		100	99,964
Federal National Mortgage Assoc.	2.010(c)	06/01/35		90	90,762
Federal National Mortgage Assoc.	3.787(c)	05/01/36		21	21,992
Federal National Mortgage Assoc.	4.500	03/01/24-07/01/25		390	414,153

See Notes to Financial Statements.

Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.000%	06/01/23		9	$10,126
Federal National Mortgage Assoc.	5.000	TBA		5,000	5,502,637
Federal National Mortgage Assoc.	7.500	01/01/32		34	34,850
Government National Mortgage Assoc.	1.625(c)	09/20/22		3	3,165
Government National Mortgage Assoc.	4.500	08/15/33-09/15/33		14	15,384
Government National Mortgage Assoc.	8.500	02/20/30-06/15/30		23	24,726

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,349,764)					6,370,850

U.S. TREASURY OBLIGATIONS 11.0%
U.S. Treasury Inflationary Indexed Bonds, TIPS(i)(j)	0.125	01/15/22-01/15/23		2,300	2,411,890
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.375	07/15/23		1,500	1,557,540
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375	01/15/25		2,000	3,047,412
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500	01/15/29		300	420,330
U.S. Treasury Notes	3.375	05/15/44		5,000	5,060,155

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,479,142)					12,497,327

FOREIGN GOVERNMENT BONDS 7.4%
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	1.150	05/15/17	EUR	200	270,712
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	2.250	05/15/16	EUR	400	552,580
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	3.000	11/01/15	EUR	500	691,255
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	3.750	08/01/15	EUR	1,100	1,521,906
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	3.750	04/15/16	EUR	100	141,350
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	4.500	07/15/15	EUR	300	417,305
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	4.750	09/15/16	EUR	400	582,390
Italy Buoni Poliennali del Tesoro, (Italy), Bonds	4.750	06/01/17	EUR	200	297,453

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Italy Certificati di Credito del Tesoro, (Italy), Bonds	0.94%(e)	12/31/15	EUR	100	$133,062
Italy Certificati di Credito del Tesoro, (Italy), Bonds	0.86(e)	04/29/16	EUR	100	132,661
Mexican Bonos, (Mexico), Bonds	9.500	12/18/14	MXN	40	309,663
Spain Government Bond, (Spain), Bonds	2.100	04/30/17	EUR	400	556,882
Spain Government Bond, (Spain), Bonds	3.250	04/30/16	EUR	100	140,652
Spain Government Bond, (Spain), Bonds	3.300	07/30/16	EUR	500	707,706
Spain Government Bond, (Spain), Bonds	3.750	10/31/15	EUR	500	698,190
Spain Government Bond, (Spain), Bonds	4.000	07/30/15	EUR	700	971,273
Spain Government Bond, (Spain), Sr. Unsec’d. Notes	5.500	07/30/17	EUR	200	305,734

TOTAL FOREIGN GOVERNMENT BONDS (cost $8,585,224)					8,430,774

TOTAL LONG-TERM INVESTMENTS (cost $95,531,246)					110,480,166

SHORT-TERM INVESTMENTS 8.8%

REPURCHASE AGREEMENT(f) 0.2%
Morgan Stanley & Co. LLC, 0.13% dated 07/31/14, due 08/01/14 in the amount of $200,001 (cost $200,000)				200	200,000

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND 2.4%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $2,700,621)(g)(Note 4)				2,700,621	2,700,621

			Principal Amount (000)#
CERTIFICATE OF DEPOSIT(h) 0.4%
Bank of Nova Scotia (The) (cost $456,487)	1.278	02/10/15	CAD	500	455,634

COMMERCIAL PAPER(h) 4.1%
Eni Finance USA, Inc.	2.117	05/15/15		500	498,184
Entergy Corp.	0.880	09/18/14		600	599,621
Glencore Funding LLC	0.450	09/15/14		400	399,857
Glencore Funding LLC	0.690	10/07/14		700	699,623
Holcim US Finance Sarl	0.390	09/12/14		300	299,900
Macquarie Bank Ltd. (Australia)	0.559	05/01/15		400	400,332

See Notes to Financial Statements.

Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
COMMERCIAL PAPER(h) (Continued)
Thermo Fisher Scientific, Inc.	0.389%	09/12/14		500	$499,723
Thermo Fisher Scientific, Inc.	0.400	09/03/14		300	299,868
Vodafone Group PLC	0.510	06/01/15		300	298,762
Vodafone Group PLC	0.550	04/01/15		700	697,803

TOTAL COMMERCIAL PAPER (cost $4,691,527)					4,693,673

FOREIGN TREASURY OBLIGATIONS(h) 1.7%
Mexico Cetes	2.94(e)	09/25/14	MXN	1,030	774,563
Mexico Cetes	3.09(e)	12/24/14	MXN	350	261,258
Mexico Cetes	3.04(e)	01/08/15	MXN	1,170	873,305

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $1,941,622)					1,909,126

TOTAL SHORT-TERM INVESTMENTS (cost $9,990,257)					9,959,054

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 105.7% (cost $105,521,503)					120,439,220

		Counterparty	Notional Amount (000)#
OPTIONS WRITTEN(a)

Call Options
Interest Rate Swap Options,
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 09/02/14		Morgan Stanley		1,900	(1,101)
Pay a fixed rate of 1.56% and receive a floating rate based on 3-month LIBOR, expiring 09/02/14		JPMorgan Chase		700	(13)
Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, expiring 10/14/14		Morgan Stanley		1,100	(3,189)
Pay a fixed rate of 1.20% and receive a floating rate based on 3-month LIBOR, expiring 01/20/15		Goldman Sachs & Co.	EUR	600	(2,517)

					(6,820)

See Notes to Financial Statements.

38

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS WRITTEN (Continued)

Put Options
Interest Rate Swap Options,
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring 09/02/14	Morgan Stanley		1,900	$(392)
Receive a fixed rate of 1.86% and pay a floating rate based on 3-month LIBOR, expiring 09/02/14	JPMorgan Chase		700	(4,039)
Receive a fixed rate of 2.95% and pay a floating rate based on 3-month LIBOR, expiring 10/14/14	Morgan Stanley		1,100	(5,096)
Receive a fixed rate of 1.60% and pay a floating rate based on 3-month LIBOR, expiring 01/20/15	Goldman Sachs & Co.	EUR	600	(7,113)

				(16,640)

TOTAL OPTIONS WRITTEN (premium received $50,902)				(23,460)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 105.7% (cost $105,470,601)				120,415,760
Liabilities in excess of other assets(k) (5.7)%				(6,481,638)

NET ASSETS 100.0%				$113,934,122

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

BABs—Build America Bonds

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

MTN—Medium Term Note

REMICS—Real Estate Mortgage Investment Conduit Security

See Notes to Financial Statements.

Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2014 continued

SLM—Student Loan Mortgage

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2014.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(f)	Repurchase agreement is collateralized by U.S. Treasury Bond (coupon rate 2.875%, maturity date 05/15/43), with the aggregate value, including accrued interest, of $205,165. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Portfolio of Investments.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(h)	Rate shown reflects yield to maturity at purchase date.
(i)	Represents a security, or a portion thereof, segregated as collateral for futures contracts.
(j)	Represents a security, or a portion thereof, segregated as collateral for swap agreements.
(k)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at July 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
75	90 Day Euro Dollar	Sep. 2015	$18,543,483	$18,590,625	$47,142
118	90 Day Euro Dollar	Dec. 2015	29,193,514	29,174,035	(19,479)
51	90 Day Euro Dollar	Mar. 2016	12,570,039	12,574,692	4,653
14	90 Day Euro Dollar	Jun. 2016	3,434,371	3,441,900	7,529
4	90 Day Euro Dollar	Sep. 2016	983,368	980,550	(2,818)
1	90 Day Euro Dollar	Mar. 2017	244,426	243,963	(463)
1	90 Day Euro Dollar	Jun. 2017	243,923	243,475	(448)
64	5 Year U.S. Treasury Notes	Sep. 2014	7,650,603	7,605,500	(45,103)
171	10 Year U.S. Treasury Notes	Sep. 2014	21,289,635	21,308,204	18,569
6	30 Year U.S. Treasury Bonds	Sep. 2014	813,578	824,437	10,859

					$20,441

See Notes to Financial Statements.

40

(1)	Cash of $136,000 and a U.S. Treasury security with a market value of $283,122 have been segregated with Goldman Sachs & Co. to cover requirements for open contracts at July 31, 2014.

Forward foreign currency exchange contracts outstanding at July 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/14	UBS AG	BRL	90	$39,761	$39,568	$(193)
Expiring 08/04/14	Barclays Capital Group	BRL	81	36,210	35,628	(582)
Expiring 08/04/14	Goldman Sachs & Co.	BRL	223	99,866	98,260	(1,606)
Expiring 08/04/14	JPMorgan Chase	BRL	394	173,772	173,457	(315)
Euro,
Expiring 08/05/14	Citigroup Global Markets	EUR	210	286,588	281,205	(5,383)
Expiring 08/05/14	Citigroup Global Markets	EUR	6,618	8,894,592	8,861,959	(32,633)
Expiring 09/03/14	Barclays Capital Group	EUR	51	68,534	68,299	(235)
Expiring 09/03/14	Credit Suisse First Boston Corp.	EUR	56	75,243	74,995	(248)
Expiring 09/03/14	Deutsche Bank AG	EUR	450	601,965	602,640	675
Japanese Yen,
Expiring 08/05/14	UBS AG	JPY	56,600	549,781	550,252	471
Mexican Peso,
Expiring 08/25/14	Goldman Sachs & Co.	MXN	2,195	166,597	165,680	(917)
Expiring 09/23/14	Goldman Sachs & Co.	MXN	2,594	198,904	195,412	(3,492)
Expiring 09/23/14	Goldman Sachs & Co.	MXN	1,290	98,725	97,155	(1,570)
Expiring 12/18/14	UBS AG	MXN	1,335	100,000	99,995	(5)
Expiring 12/18/14	Goldman Sachs & Co.	MXN	2,672	200,000	200,084	84
Expiring 12/18/14	JPMorgan Chase	MXN	1,298	99,041	97,188	(1,853)
Norwegian Krone,
Expiring 08/13/14	Deutsche Bank AG	NO	K 65	10,956	10,335	(621)

				$11,700,535	$11,652,112	$(48,423)

See Notes to Financial Statements.

Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2014 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/14	JPMorgan Chase	BRL	223	$100,000	$98,260	$1,740
Expiring 08/04/14	Goldman Sachs & Co.	BRL	223	98,439	98,260	179
Expiring 09/03/14	Barclays Capital Group	BRL	81	35,904	35,308	596
Expiring 09/03/14	Goldman Sachs & Co.	BRL	223	99,028	97,377	1,651
Expiring 08/04/14	UBS AG	BRL	90	39,640	39,568	72
Expiring 08/04/14	Barclays Capital Group	BRL	81	35,693	35,628	65
Expiring 08/04/14	JPMorgan Chase	BRL	171	75,612	75,197	415
Canadian Dollar,
Expiring 02/10/15	Citigroup Global Markets	CAD	495	452,075	452,026	49
Euro,
Expiring 08/05/14	Deutsche Bank AG	EUR	523	710,965	700,333	10,632
Expiring 08/05/14	Credit Suisse First Boston Corp.	EUR	5,319	7,256,605	7,122,508	134,097
Expiring 08/05/14	Barclays Capital Group	EUR	429	583,874	574,461	9,413
Expiring 08/05/14	Barclays Capital Group	EUR	441	602,339	590,529	11,810
Expiring 08/05/14	BNP Paribas	EUR	83	111,823	111,143	680
Expiring 08/05/14	JPMorgan Chase	EUR	33	44,471	44,189	282
Expiring 09/03/14	Citigroup Global Markets	EUR	6,618	8,895,088	8,862,819	32,269
Expiring 06/15/15	BNP Paribas	EUR	115	155,962	154,279	1,683
Expiring 06/15/15	Credit Suisse First Boston Corp.	EUR	156	211,559	209,283	2,276
Expiring 06/15/15	Barclays Capital Group	EUR	153	207,867	205,258	2,609
Expiring 06/15/15	Credit Suisse First Boston Corp.	EUR	63	85,688	84,518	1,170
Expiring 06/15/15	Citigroup Global Markets	EUR	210	287,070	281,727	5,343
Expiring 02/01/16	Deutsche Bank AG	EUR	450	605,565	607,098	(1,533)
Expiring 06/13/16	Deutsche Bank AG	EUR	230	314,916	311,446	3,470
Expiring 06/27/16	Barclays Capital Group	EUR	180	247,509	243,835	3,674
Japanese Yen,
Expiring 08/05/14	JPMorgan Chase	JPY	56,600	557,440	550,252	7,188
Expiring 09/03/14	UBS AG	JPY	56,600	549,867	550,349	(482)
Mexican Peso,
Expiring 09/25/14	BNP Paribas	MXN	10,225	780,545	770,142	10,403
Expiring 12/18/14	Deutsche Bank AG	MXN	4,133	314,328	309,494	4,834
Expiring 12/24/14	BNP Paribas	MXN	3,447	261,639	258,025	3,614
Expiring 01/08/15	BNP Paribas	MXN	11,525	876,241	861,745	14,496

				$24,597,752	$24,335,057	$262,695

See Notes to Financial Statements.

42

Interest rate swap agreements outstanding at July 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	2,900	01/02/15	9.890%	Brazilian overnight interbank lending rate(1)	$29,055	$—	$29,055	Bank of America
BRL	200	01/02/15	9.930%	Brazilian overnight interbank lending rate(1)	2,091	21	2,070	Morgan Stanley & Co.
MXN	10,000	06/19/34	6.810%	28 Day Mexican interbank rate(1)	(2,112)	1,029	(3,141)	Deutsche Bank AG
MXN	2,000	01/18/19	5.700%	28 Day Mexican interbank rate(1)	4,610	(484)	5,094	Bank of America

					$33,644	$566	$33,078

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at July 31, 2014	Value at Trade Date	Unrealized Depreciation
	Exchange-traded swap agreements:
MXN	3,000	06/19/34	6.810%	28 Day Mexican interbank rate(1)	$(2,092)	$(1,488)	$(604)
MXN	1,000	06/08/34	7.020%	28 Day Mexican interbank rate(1)	1,197	1,962	(765)
	4,400	06/19/43	3.000%	3 month LIBOR(1)	239,431	241,826	(2,395)
	3,200	09/21/17	3.000%	3 month LIBOR(1)	22,712	32,956	(10,244)
	2,400	12/18/43	3.500%	3 month LIBOR(1)	(105,693)	125,203	(230,896)
	200	06/19/24	4.000%	3 month LIBOR(1)	3,243	3,336	(93)

					$158,798	$403,795	$(244,997)

(1)	Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2014 continued

Credit default swap agreements outstanding at July 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX IG5 10Y Index	12/20/15	0.463%	1,500	$6,173	$—	$6,173	Morgan Stanley & Co.
Dow Jones CDX IG5 10Y Index	12/20/15	0.458%	470	1,898	—	1,898	Morgan Stanley & Co.

				$8,071	$—	$8,071

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Implied Credit Spread at July 31, 2014(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Berkshire Hathaway, Inc.	06/20/16	1.000%	300	0.170%	$5,055	$4,544	$511	Deutsche Bank AG
Federal Republic of Brazil	09/20/16	1.000%	1,400	0.711%	9,769	(13,466)	23,235	JPMorgan Chase
Italy Government	06/20/17	1.000%	100	0.731%	883	540	343	Goldman Sachs & Co.
Italy Government	06/20/19	1.000%	500	0.988%	868	(8,646)	9,514	Deutsche Bank AG
Italy Government	06/20/19	1.000%	1,600	0.988%	2,776	(26,955)	29,731	Bank of America
United Mexican States	09/20/16	1.000%	1,400	0.302%	20,411	3,853	16,558	JPMorgan Chase
United Mexican States	09/20/19	1.000%	100	0.861%	558	974	(416)	Goldman Sachs & Co.
United Mexican States	09/20/19	1.000%	200	0.861%	1,111	1,904	(793)	Bank of America

					$41,431	$(37,252)	$78,683

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood

See Notes to Financial Statements.

44

of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Value at July 31, 2014	Value at Trade Date	Unrealized Appreciation
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX IG22 5Y Index	06/20/19	1.000%	700	$12,520	$10,315	$2,205

U.S. Treasury Securities with a combined market value of $620,771 have been segregated with Barclays Capital Group and Morgan Stanley to cover requirements for open exchange-traded interest rate and credit default swap contracts at July 31, 2014.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$46,632,081	$371,211	$—
Asset-Backed Securities
Collateralized Debt Obligations	—	684,990	1,078,605
Non-Residential Mortgage-Backed Securities	—	3,050,327	—
Residential Mortgage-Backed Securities	—	1,390,824	—
Corporate Bonds	—	26,212,383	—
Municipal Bond	—	332,046	—
Residential Mortgage-Backed Securities	—	3,428,748	—
U.S. Government Agency Obligations	—	6,370,850	—
U.S. Treasury Obligations	—	12,497,327	—
Foreign Government Bonds	—	8,430,774	—
Repurchase Agreement	—	200,000	—
Affiliated Money Market Mutual Fund	2,700,621	—	—
Certificate of Deposit	—	455,634	—
Commercial Paper	—	4,693,673	—
Foreign Treasury Obligations	—	1,909,126	—
Options Written	—	(23,460)	—
Other Financial Instruments*
Financial Futures Contracts	20,441	—	—
Forward Foreign Currency Exchange Contracts	—	214,272	—
Interest Rate Swap Agreements	—	(211,919)	—
Credit Default Swap Agreements	—	88,959	—

Total	$49,353,143	$70,095,765	$1,078,605

See Notes to Financial Statements.

46

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset-Backed Securities-Collateralized Debt Obligations
Balance as of 7/31/13	$1,138,296
Accrued discounts/premiums	(104,488)
Realized gain (loss)	6,106
Change in unrealized appreciation (depreciation)**	38,691
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 7/31/14	$1,078,605

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $38,691 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

U.S. Treasury Obligations	11.0%
Banks	9.9
Foreign Government Bonds	7.4
U.S. Government Agency Obligations	5.6
Oil, Gas & Consumable Fuels	4.2
Residential Mortgage-Backed Securities	4.2
Commercial Paper	4.1
Diversified Financial Services	2.8
Non-Residential Mortgage-Backed Securities	2.7
Diversified Telecommunication Services	2.6
Media	2.6
Pharmaceuticals	2.6
Affiliated Money Market Mutual Fund	2.4%
Capital Markets	2.3
Insurance	2.2
Software	2.1
Foreign Treasury Obligations	1.7
IT Services	1.7
Internet Software & Services	1.7
Technology Hardware, Storage & Peripherals	1.7
Collateralized Debt Obligations	1.5
Biotechnology	1.5
Machinery	1.5
Aerospace & Defense	1.3

See Notes to Financial Statements.

Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2014 continued

Industry (cont’d.)
Hotels, Restaurants & Leisure	1.2%
Auto Manufacturers	1.1
Chemicals	1.1
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.1
Healthcare & Pharmaceutical	1.0
Specialty Retail	1.0
Food & Staples Retailing	0.9
Life Sciences Tools & Services	0.9
Industrial Conglomerates	0.8
Tobacco	0.8
Consumer Finance	0.7
Energy Equipment & Services	0.7
Pipelines	0.7
Food Products	0.6
Gaming	0.6
Internet & Catalog Retail	0.6
Semiconductors & Semiconductor Equipment	0.6
Textiles, Apparel & Luxury Goods	0.6
Auto Components	0.5
Capital Goods	0.5
Communications Equipment	0.5
Metals & Mining	0.5
Real Estate Investment Trusts (REITs)	0.5
Automobiles	0.4
Beverages	0.4
Certificate of Deposit	0.4%
Electric Utilities	0.4
Food	0.4
Airlines	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Municipal Bond	0.3
Paper & Forest Products	0.3
Road & Rail	0.3
Building & Construction	0.2
Electrical Equipment	0.2
Health Care Technology	0.2
Household Products	0.2
Multi-Utilities	0.2
Professional Services	0.2
Repurchase Agreement	0.2
Wireless Telecommunication Services	0.2
Household Durables	0.1
Independent Power & Renewable Electricity Producers	0.1
Personal Products	0.1
Trading Companies & Distributors	0.1

105.7
Liabilities in excess of other assets	(5.7)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

48

Fair values of derivative instruments as of July 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker—variation margin	$88,752	*	Due from broker—variation margin	$313,308	*
Interest rate contracts	Premiums paid for swap agreements	1,050		Premiums received for swap agreements	484
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	36,219		Unrealized depreciation on over-the-counter swap agreements	3,141
Interest rate contracts	—	—		Outstanding options written, at value	23,460
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	265,940		Unrealized depreciation on foreign currency exchange contracts	51,668
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	87,963		Unrealized depreciation on over-the-counter swap agreements	1,209
Credit contracts	Premiums paid for swap agreements	11,815		Premiums received for swap agreements	49,067
Credit contracts	Due from broker—variation margin	2,205	*	—	—

Total		$493,944			$442,337

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2014 continued

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(1)	Total
Interest rate contracts	$369,392	$137,372	$(91,148)	$—	$415,616
Foreign exchange contracts	—	—	—	(128,911)	(128,911)
Credit contracts	—	322	(516,176)	—	(515,854)

Total	$369,392	$137,694	$(607,324)	$(128,911)	$(229,149)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(93,283)	$149,304	$(316,272)	$—	$(260,251)
Foreign exchange contracts	—	—	—	244,817	244,817
Credit contracts	—	—	787,762	—	787,762

Total	$(93,283)	$149,304	$471,490	$244,817	$772,328

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended July 31, 2014, the Fund’s average volume of derivative activities are as follows:

Futures Contracts—Long Positions(1)	Futures Contracts—Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$59,259,484	$1,516,487	$6,241,028	$12,984,450

Written Options(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements—Buy Protection(4)	Credit Default Swap Agreements—Sell Protection(4)
$12,220,000	$10,032,415	$6,926,607	$5,490,000

See Notes to Financial Statements.

50

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.
(4)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$65,784	$(28,232)	$—	$37,552
Barclays Capital Group	28,167	(817)	—	27,350
BNP Paribas	30,876	—	—	30,876
Citigroup Global Markets	37,661	(37,661)	—	—
Credit Suisse First Boston Corp.	137,543	(248)	—	137,295
Deutsche Bank AG	35,209	(13,941)	—	21,268
Goldman Sachs & Co.	3,771	(3,771)	—	—
JPMorgan Chase	53,271	(19,686)	—	33,585
Morgan Stanley	10,162	(9,778)	—	384
UBS AG	543	(543)	—	—

	$402,987

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(28,232)	$28,232	$—	$—
Barclays Capital Group	(817)	817	—	—
BNP Paribas	—	—	—	—
Citigroup Global Markets	(38,016)	37,661	—	(355)
Credit Suisse First Boston Corp.	(248)	248	—	—
Deutsche Bank AG	(13,941)	13,941	—	—
Goldman Sachs & Co.	(17,631)	3,771	—	(13,860)
JPMorgan Chase	(19,686)	19,686	—	—
Morgan Stanley	(9,778)	9,778	—	—
UBS AG	(680)	543	—	(137)

	$(129,029)

See Notes to Financial Statements.

Target Conservative Allocation Fund	51

Portfolio of Investments

as of July 31, 2014 continued

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

52

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2014

Target Conservative Allocation Fund

Statement of Assets & Liabilities

as of July 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $102,820,882)	$117,738,599
Affiliated investments (cost $2,700,621)	2,700,621
Cash	4,685
Foreign currency, at value (cost $44,770)	44,025
Deposit with broker	133,437
Receivable for investments sold	6,009,246
Dividends and interest receivable	426,871
Unrealized appreciation on forward foreign currency exchange contracts	265,940
Unrealized appreciation on over-the-counter swap agreements	124,182
Due from broker—variation margin	24,896
Premiums paid for swap agreements	12,865
Receivable for Fund shares sold	6,140
Tax reclaim receivable	3,264

Total assets	127,494,771

Liabilities
Payable for investments purchased	12,986,726
Accrued expenses and other liabilities	179,503
Payable for Fund shares reacquired	140,128
Management fee payable	73,482
Unrealized depreciation on forward foreign currency exchange contracts	51,668
Premiums received for swap agreements	49,551
Distribution fee payable	38,326
Outstanding options written (premiums received $50,902)	23,460
Affiliated transfer agent fee payable	11,138
Unrealized depreciation on over-the-counter swap agreements	4,350
Deferred trustees’ fees	2,317

Total liabilities	13,560,649

Net Assets	$113,934,122

Net assets were comprised of:
Shares of beneficial interest, at par	$9,701
Paid-in capital in excess of par	95,190,157

95,199,858
Undistributed net investment income	297,143
Accumulated net realized gain on investment and foreign currency transactions	3,382,744
Net unrealized appreciation on investments and foreign currencies	15,054,377

Net assets, July 31, 2014	$113,934,122

See Notes to Financial Statements.

54

Class A:
Net asset value and redemption price per share, ($85,292,310 ÷ 7,240,251 shares of common stock issued and outstanding)	$11.78
Maximum sales charge (5.5% of offering price)	0.69

Maximum offering price to public	$12.47

Class B:
Net asset value, offering price and redemption price per share,
($5,180,416 ÷ 446,852 shares of common stock issued and outstanding)	$11.59

Class C:
Net asset value, offering price and redemption price per share,
($17,886,576 ÷ 1,543,326 shares of common stock issued and outstanding)	$11.59

Class R:
Net asset value, offering price and redemption price per share,
($287,877 ÷ 24,503 shares of common stock issued and outstanding)	$11.75

Class Z:
Net asset value, offering price and redemption price per share,
($5,286,943 ÷ 445,976 shares of common stock issued and outstanding)	$11.85

See Notes to Financial Statements.

Target Conservative Allocation Fund	55

Statement of Operations

Year Ended July 31, 2014

Net Investment Income
Income
Interest income	$1,302,416
Unaffiliated dividend income (net of foreign withholding taxes $7,342)	920,599
Affiliated dividend income	4,664

Total income	2,227,679

Expenses
Management fee	861,014
Distribution fee—Class A	259,773
Distribution fee—Class B	58,265
Distribution fee—Class C	177,934
Distribution fee—Class R	2,061
Distribution fee—Class X	107
Custodian’s fees and expenses	197,000
Transfer agent’s fees and expenses (including affiliated expense of $57,000)	135,000
Audit fee	71,000
Registration fees	70,000
Reports to shareholders	50,000
Legal fees and expenses	20,000
Trustees’ fees	16,000
Insurance fees	2,000
Miscellaneous	19,934

Total expenses	1,940,088
Less: Distribution fee waiver—Class A	(43,295)
Distribution fee waiver—Class R	(687)

Net expenses	1,896,106

Net investment income	331,573

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	6,538,315
Options written transactions	137,694
Foreign currency transactions	79,218
Futures transactions	369,392
Swap agreements transactions	(607,324)
Short sales transactions	(12,343)

6,504,952

Net change in unrealized appreciation (depreciation) on:
Investments	1,403,859
Options written	149,304
Foreign currencies	242,605
Futures	(93,283)
Swaps	471,490
Short sales	5,742

2,179,717

Net gain on investments	8,684,669

Net Increase In Net Assets Resulting From Operations	$9,016,242

See Notes to Financial Statements.

56

Statement of Changes in Net Assets

	Year Ended July 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$331,573	$1,248,168
Net realized gain on investment and foreign currency transactions	6,504,952	7,706,493
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,179,717	1,076,821

Net increase in net assets resulting from operations	9,016,242	10,031,482

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(878,177)	(1,063,150)
Class B	(18,695)	(38,679)
Class C	(55,854)	(95,255)
Class R	(2,119)	(2,478)
Class X	(39)	(448)
Class Z	(47,825)	(48,212)

	(1,002,709)	(1,248,222)

Distributions from net realized gains:
Class A	(4,242,605)	—
Class B	(294,626)	—
Class C	(880,228)	—
Class R	(13,414)	—
Class X	(618)	—
Class Z	(186,922)	—

	(5,618,413)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	12,220,318	6,604,022
Net asset value of shares issued in reinvestment of dividends and distributions	6,396,214	1,212,105
Cost of shares reacquired	(20,065,772)	(19,166,696)

Net decrease in net assets resulting from Fund share transactions	(1,449,240)	(11,350,569)

Total increase (decrease)	945,880	(2,567,309)

Net Assets
Beginning of year	112,988,242	115,555,551

End of year(a)	$113,934,122	$112,988,242

(a) Includes undistributed net income of:	$297,143	$800,196

See Notes to Financial Statements.

Target Conservative Allocation Fund	57

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential Defensive Equity Fund and Target Conservative Allocation Fund (the “Fund”). These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2014.

Fund Segment	Subadvisors
Large-cap value stocks	Epoch Investment Partners, Inc. Hotchkis and Wiley Capital Management, LLC NFJ Investment Group LLC

Large-cap growth stocks	Massachusetts Financial Services Company

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

The investment objective of the Fund is to seek to provide current income and a reasonable level of capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of

58

portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors

Target Conservative Allocation Fund	59

Notes to Financial Statements

continued

provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely

60

marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or

Target Conservative Allocation Fund	61

Notes to Financial Statements

continued

country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest

62

rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to

Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange-traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest

64

rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian

66

and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2014, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

When Issued/Delayed Delivery Securities: The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When

Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains and losses with respect to the security.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. Net investment income or loss (other than distribution fees which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to

68

each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as

Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended July 31, 2014, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

PIMS has advised the Fund that it has received $83,694 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2014, it has received $15, $9,320 and $1,092 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2014, aggregated $318,597,790 and $317,450,208, respectively.

70

Transactions in options written during the year ended July 31, 2014, were as follows:

	Notional Amount (000)	Premium Received
Options outstanding at July 31, 2013	11,900	$35,860
Written options	38,100	152,751
Expired options	(41,300)	(137,544)
Closed options	(100)	(165)

Options outstanding at July 31, 2014	8,600	$50,902

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended July 31, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $168,083 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, reclasses on swaps, paydown losses and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended July 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,002,709 of ordinary income and $5,618,413 of long-term capital gains. For the year ended July 31, 2013, the tax character of dividends paid were $1,248,222 of ordinary income.

As of July 31, 2014, the accumulated undistributed earnings on a tax basis were $1,621,901 of ordinary income and $3,432,639 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$106,671,224	$16,235,867	$(2,467,871)	$13,767,996	$(85,955)	$13,682,041

Target Conservative Allocation Fund	71

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other book to tax adjustments. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables, futures, forwards, swaps and options.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

72

As of July 31, 2014, Prudential owned 267 shares of Class R shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2014:
Shares sold	563,703	$6,567,211
Shares issued in reinvestment of dividends and distributions	439,256	4,994,343
Shares reacquired	(1,376,508)	(16,068,544)

Net increase (decrease) in shares outstanding before conversion	(373,549)	(4,506,990)
Shares issued upon conversion from Class B and Class X	137,094	1,603,045
Shares reacquired upon conversion into Class Z	(250)	(2,980)

Net increase (decrease) in shares outstanding	(236,705)	$(2,906,925)

Year ended July 31, 2013:
Shares sold	348,103	$3,906,801
Shares issued in reinvestment of dividends and distributions	95,006	1,036,538
Shares reacquired	(1,238,956)	(13,750,435)

Net increase (decrease) in shares outstanding before conversion	(795,847)	(8,807,096)
Shares issued upon conversion from Class B and Class X	197,388	2,211,060

Net increase (decrease) in shares outstanding	(598,459)	$(6,596,036)

Class B
Year ended July 31, 2014:
Shares sold	95,308	$1,095,971
Shares issued in reinvestment of dividends and distributions	26,609	299,083
Shares reacquired	(66,488)	(765,030)

Net increase (decrease) in shares outstanding before conversion	55,429	630,024
Shares reacquired upon conversion into Class A	(136,767)	(1,574,781)

Net increase (decrease) in shares outstanding	(81,338)	$(944,757)

Year ended July 31, 2013:
Shares sold	59,208	$652,664
Shares issued in reinvestment of dividends and distributions	3,483	37,617
Shares reacquired	(85,990)	(939,746)

Net increase (decrease) in shares outstanding before conversion	(23,299)	(249,465)
Shares reacquired upon conversion into Class A	(193,915)	(2,140,610)

Net increase (decrease) in shares outstanding	(217,214)	$(2,390,075)

Class C
Year ended July 31, 2014:
Shares sold	146,515	$1,678,579
Shares issued in reinvestment of dividends and distributions	79,867	896,911
Shares reacquired	(196,081)	(2,256,976)

Net increase (decrease) in shares outstanding	30,301	$318,514

Year ended July 31, 2013:
Shares sold	98,615	$1,082,458
Shares issued in reinvestment of dividends and distributions	8,436	91,029
Shares reacquired	(236,573)	(2,595,119)

Net increase (decrease) in shares outstanding	(129,522)	$(1,421,632)

Target Conservative Allocation Fund	73

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended July 31, 2014:
Shares sold	9,438	$109,256
Shares issued in reinvestment of dividends and distributions	1,313	14,901
Shares reacquired	(761)	(8,916)

Net increase (decrease) in shares outstanding	9,990	$115,241

Year ended July 31, 2013:
Shares sold	1,856	$20,510
Shares issued in reinvestment of dividends and distributions	227	2,478
Shares reacquired	(9,241)	(101,405)

Net increase (decrease) in shares outstanding	(7,158)	$(78,417)

Class X
Period ended April 11, 2014:*
Shares sold	145	$1,700
Shares issued in reinvestment of dividends and distributions	58	658
Shares reacquired	(173)	(2,045)

Net increase (decrease) in shares outstanding before conversion	30	313
Shares reacquired upon conversion into Class A	(2,460)	(28,264)

Net increase (decrease) in shares outstanding	(2,430)	$(27,951)

Year ended July 31, 2013:
Shares sold	824	$8,955
Shares issued in reinvestment of dividends and distributions	42	448
Shares reacquired	(920)	(9,920)

Net increase (decrease) in shares outstanding before conversion	(54)	(517)
Shares reacquired upon conversion into Class A	(6,325)	(70,450)

Net increase (decrease) in shares outstanding	(6,379)	$(70,967)

Class Z
Year ended July 31, 2014:
Shares sold	237,790	$2,767,601
Shares issued in reinvestment of dividends and distributions	16,665	190,318
Shares reacquired	(82,180)	(964,261)

Net increase (decrease) in shares outstanding before conversion	172,275	1,993,658
Shares issued upon conversion from Class A	249	2,980

Net increase (decrease) in shares outstanding	172,524	$1,996,638

Year ended July 31, 2013:
Shares sold	82,063	$932,634
Shares issued in reinvestment of dividends and distributions	4,014	43,995
Shares reacquired	(158,262)	(1,770,071)

Net increase (decrease) in shares outstanding	(72,185)	$(793,442)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

74

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to

November 5, 2013, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2014.

Note 8. Subsequent Event

At a special meeting of shareholders of the Fund held on August 14, 2014, the shareholders of the Fund approved the appointment of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Fixed Income, a business unit of Prudential Investment Management, Inc. (PIM), and Prudential Real Estate Investors, a business unit of PIM, as the Fund’s new subadvisers. The appointment is part of an overall repositioning of the Target Conservative Allocation Fund. The Fund will change its name to “Prudential Income Builder Fund” and the Fund will transition from one that uses a static investment strategy that may be adjusted from time to time to one utilizing a dynamic asset allocation strategy with a focus on generating income. Implementation of the changes, including termination of the subadvisory agreements with the current unaffiliated subadvisers and changes to the Fund’s investment policies, is expected to occur on or about September 23, 2014.

Target Conservative Allocation Fund	75

Financial Highlights

Class A Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.55	$10.69	$10.30	$9.53	$8.48
Income (loss) from investment operations:
Net investment income	.05	.14	.17	.16	.18
Net realized and unrealized gain on investments	.89	.86	.38	.79	.90
Total from investment operations	.94	1.00	.55	.95	1.08
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.14)	(.16)	(.18)	(.03)
Distributions from net realized gains on investments	(.59)	-	-	-	-
Total dividends and distributions	(.71)	(.14)	(.16)	(.18)	(.03)
Net asset value, end of year	$11.78	$11.55	$10.69	$10.30	$9.53
Total Return(a)	8.37%	9.41%	5.53%	10.04%	12.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,292	$86,386	$86,352	$86,746	$75,228
Average net assets (000)	$86,591	$85,636	$84,243	$83,395	$70,865
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.51%	1.52%	1.54%	1.52%	1.52%
Expense before waivers and/or expense reimbursement	1.56%	1.57%	1.59%	1.57%	1.57%
Net investment income	.43%	1.25%	1.64%	1.59%	2.00%
Portfolio turnover rate	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

76

Class B Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.38	$10.54	$10.15	$9.41	$8.43
Income (loss) from investment operations:
Net investment income	(.04)	.06	.09	.08	.11
Net realized and unrealized gain on investments	.88	.84	.39	.78	.89
Total from investment operations	.84	.90	.48	.86	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains on investments	(.59)	-	-	-	-
Total dividends and distributions	(.63)	(.06)	(.09)	(.12)	(.02)
Net asset value, end of year	$11.59	$11.38	$10.54	$10.15	$9.41
Total Return(a)	7.52%	8.57%	4.86%	9.20%	11.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,180	$6,012	$7,856	$13,995	$23,212
Average net assets (000)	$5,826	$6,958	$10,840	$18,900	$28,746
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.26%	2.27%	2.29%	2.27%	2.27%
Expense before waivers and/or expense reimbursement	2.26%	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	(.31)%	.52%	.93%	.82%	1.26%
Portfolio turnover rate	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Target Conservative Allocation Fund	77

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.38	$10.54	$10.15	$9.41	$8.43
Income (loss) from investment operations:
Net investment income (loss)	(.04)	.06	.09	.08	.11
Net realized and unrealized gain on investments	.88	.84	.39	.78	.89
Total from investment operations	.84	.90	.48	.86	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains on investments	(.59)	-	-	-	-
Total dividends and distributions	(.63)	(.06)	(.09)	(.12)	(.02)
Net asset value, end of year	$11.59	$11.38	$10.54	$10.15	$9.41
Total Return(a)	7.53%	8.57%	4.86%	9.20%	11.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,887	$17,217	$17,307	$19,133	$20,499
Average net assets (000)	$17,793	$17,251	$17,651	$20,208	$21,746
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.26%	2.27%	2.29%	2.27%	2.27%
Expense before waivers and/or expense reimbursement	2.26%	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	(.32)%	.51%	.89%	.83%	1.26%
Portfolio turnover rate	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

78

Class R Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.52	$10.67	$10.28	$9.51	$8.48
Income (loss) from investment operations:
Net investment income	.02	.11	.14	.13	.16
Net realized and unrealized gain on investments	.89	.85	.39	.80	.89
Total from investment operations	.91	.96	.53	.93	1.05
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.11)	(.14)	(.16)	(.02)
Distributions from net realized gains on investments	(.59)	-	-	-	-
Total dividends and distributions	(.68)	(.11)	(.14)	(.16)	(.02)
Net asset value, end of year	$11.75	$11.52	$10.67	$10.28	$9.51
Total Return(a)	8.13%	9.07%	5.29%	9.84%	12.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$288	$167	$231	$232	$687
Average net assets (000)	$275	$196	$219	$669	$686
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.76%	1.77%	1.79%	1.77%	1.77%
Expense before waivers and/or expense reimbursement	2.01%	2.02%	2.04%	2.02%	2.02%
Net investment income (loss)	.19%	1.04%	1.39%	1.29%	1.76%
Portfolio turnover rate	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Target Conservative Allocation Fund	79

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(b)(d)		2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.38		$10.54	$10.16	$9.41	$8.43
Income (loss) from investment operations:
Net investment income (loss)	(.03)		.06	.09	.08	.12
Net realized and unrealized gain on investments	.55		.84	.38	.79	.88
Total from investment operations	.52		.90	.47	.87	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.04)		(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains on investments	(.59)		-	-	-	-
Total dividends and distributions	(.63)		(.06)	(.09)	(.12)	(.02)
Net asset value, end of period	$11.27		$11.38	$10.54	$10.16	$9.41
Total Return(a)	4.56%		8.57%	4.75%	9.31%	11.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3		$28	$93	$123	$769
Average net assets (000)	$15		$69	$108	$391	$863
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.24%	(f)	2.27%	2.29%	2.27%	2.27%
Expense before waivers and/or expense reimbursement	2.24%	(f)	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	(.35)%	(f)	.57%	.90%	.78%	1.26%
Portfolio turnover rate	478%	(e)	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) As of April 11, 2014 the last conversion of Class X shares was completed. There are no shares outstanding and Class X shares are no longer being offered for sale.

(e) Calculated as of July 31, 2014.

(f) Annualized.

See Notes to Financial Statements.

80

Class Z Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.62	$10.75	$10.35	$9.57	$8.50
Income (loss) from investment operations:
Net investment income	.08	.17	.20	.19	.21
Net realized and unrealized gain on investments	.89	.87	.39	.79	.89
Total from investment operations	.97	1.04	.59	.98	1.10
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.17)	(.19)	(.20)	(.03)
Distributions from net realized gains on investments	(.59)	-	-	-	-
Total dividends and distributions	(.74)	(.17)	(.19)	(.20)	(.03)
Net asset value, end of year	$11.85	$11.62	$10.75	$10.35	$9.57
Total Return(a)	8.59%	9.72%	5.85%	10.31%	12.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,287	$3,178	$3,717	$3,921	$2,877
Average net assets (000)	$4,306	$3,181	$4,379	$3,567	$3,031
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.26%	1.27%	1.29%	1.27%	1.27%
Expense before waivers and/or expense reimbursement	1.26%	1.27%	1.29%	1.27%	1.27%
Net investment income	.69%	1.51%	1.90%	1.84%	2.26%
Portfolio turnover rate	478%	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Target Conservative Allocation Fund	81

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Prudential Investment Portfolios 16, including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2014

82

Tax Information

(Unaudited)

For the year ended July 31, 2014, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Target Conservative Allocation Fund	69.91%	60.46%	20.95%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after July 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2014.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 7.71% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Conservative Allocation Fund	83

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Target Conservative Allocation Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (72) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Target Conservative Allocation Fund

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.	Since 2014

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Target Conservative Allocation Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

At the April 30, 2014 Board Meeting, the Board of Trustees (the “Board”) approved certain changes to the Target Conservative Allocation Fund’s (the “Fund”)1 investment policies. The Board also preliminarily approved the termination of the existing subadvisory agreements relating to the Fund between the Manager and the current subadvisers. At the June 9-11, 2014 Board Meeting, the Board approved the execution of proposed subadvisory agreements relating to the Fund between the Manager and Quantitative Management Associates LLC, Prudential Investment Management, Inc./Prudential Fixed Income, Prudential Investment Management, Inc./ Prudential Real Estate Investors and Jennison Associates LLC (the New Subadvisers). All approvals were subject to shareholder approval at the August 14, 2014 special meeting of shareholders.

The material factors and conclusions that formed the basis for the Board’s determinations to approve, on an interim basis, the renewal of the existing agreements and the execution of the proposed subadvisory agreements relating to the Fund between the Manager and the New Subadvisers are discussed separately below.

At a special meeting of shareholders of the Fund held on August 14, 2014, the shareholders of the Fund approved the proposal. Implementation of the changes, including termination of the subadvisory agreements with the current unaffiliated subadvisers and changes to the Fund’s investment policies, is expected to occur on or about September 23, 2014.

The Fund’s Board of Trustees

The Board of Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Existing Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI” or the “Manager”) and the Fund’s subadvisory agreements with various subadvisers. In considering the

[1]	Target Conservative Allocation Fund is a series of Prudential Investment Portfolios 16.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each subadviser,2 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board

[2]

The Fund’s current subadvisers are: Eagle Asset Management, Inc., Epoch Investment Partners, Inc., Massachusetts Financial Services Company, Hotchkis and Wiley Capital Management, LLC, NFJ Investment Group LLC, EARNEST Partners, LLC, Vaughan Nelson Investment Management, L.P and Pacific Investment Management Company LLC.

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considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also considered the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

The Board noted that none of the current subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The

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Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

•

The Board also noted that earlier in 2014 it had approved a repositioning of the Fund. The repositioning included the appointment of new subadvisers for the Fund that are affiliates of PI and the adoption of revised investment policies and investment strategies. The appointment of the New Subadvisers is pending shareholder approval.

•

The Board concluded that, in light of the Fund’s strong performance and pending repositioning, it would be in the best interests of the Fund and its shareholders to renew the management agreement and to renew the existing subadvisory agreements, pending shareholder approval of the new subadvisory agreements and the implementation of the repositioning.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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Approval of the Fund’s Amended Investment Management Agreement and New Subadvisory Agreements

The Board met during the Board Meeting held on April 30, 2014 to consider the Manager’s proposal to change the Fund’s subadvisory arrangements, investment objective, investment strategies, and name (such changes are collectively referred to herein from time to time as the “Fund Repositioning”). A majority of the Independent Trustees attended the April Board Meeting. The materials provided to the Board noted that the Fund had not been able to raise and retain significant net assets while experiencing net outflows and that as of March 31, 2014 the Fund had approximately $116 million in assets. In advance of the April 30, 2014 Board Meeting, the Trustees received materials relating to all aspects of the Fund Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Fund Repositioning. The materials included, among other things, a detailed presentation by the New Subadvisers of the new investment strategies, performance information for asset classes to be managed by the New Subadvisers that are similar to other funds that they manage, a comparative analysis of the investment management fee rate for the Fund after the Fund Repositioning and its estimated expenses compared to a peer group selected by Lipper, Inc. with investment policies and strategies similar to those of the Fund. At the April 30, 2014 Board Meeting, the Trustees approved a reduction in management fees at the Fund’s current asset level, subject to approval at the “in-person” June Board meeting. The Board also approved the addition of a contractual fee waiver and/or expense reimbursement, which will decrease the Fund’s net total expenses.

At the April 30, 2014 Board Meeting, the Board, including a majority of the Independent Trustees, approved certain changes to the Fund’s investment strategies. The Board also preliminarily approved the termination of the existing subadvisory agreements relating to the Fund between the Manager and the current subadvisers, and the execution of proposed subadvisory agreements relating to the Fund between the Manager and the New Subadvisers, subject to “in person” Board approval at the June 9-11, 2014 Board Meeting, and shareholder approval at the August 14, 2014 special meeting of shareholders, as required by Section 15(c) of the 1940 Act.

At the June 9-11, 2014 “in-person” Board Meeting, the Board had the opportunity to ask questions and obtain additional information about the Fund Repositioning, including the revised management agreement and the proposed subadvisory arrangements.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the revised management agreement and the proposed subadvisory arrangements are discussed separately below.

As required by the 1940 Act, the Board considered the proposed revised investment management agreement with the Manager and the proposed subadvisory agreements with Quantitative Management Associates LLC (QMA); Jennison Associates LLC (Jennison); Prudential Fixed Income (PFI), a business unit of Prudential Investment Management, Inc. (PIM); and Prudential Real Estate Investors (PREI), a business unit of PIM (collectively, the New Subadvisers), with respect to the Fund in connection with the proposed Fund Repositioning as the “Prudential Income Builder Fund.” The Board, including a majority of the Independent Trustees, at an in-person meeting held on June 9-11, 2014, approved the continuance of the investment management agreement after concluding that approval of the agreement was in the best interests of the Fund. The Board, including a majority of the Independent Trustees, also approved the proposed subadvisory agreements with the New Subadvisers for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund, subject to shareholder approval of the proposed subadvisory agreements at the special meeting of shareholders to be held on August 14, 2014.

In advance of the meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided to the Fund by the Manager and to be provided to the Fund by the New Subadvisers; any relevant comparable performance and the New Subadvisers’ qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the New Subadvisers under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadvisers at or in advance of the meetings on April 30, 2014 and June 9-11, 2014. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the New Subadvisers, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

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The Trustees determined that the overall arrangements between the Fund and the Manager, which serves as the Fund’s investment manager pursuant to a management agreement under which the management fee is proposed to be reduced at the Fund’s current asset level, and between the Manager and the New Subadvisers, which will serve as the Fund’s subadvisers pursuant to the terms of the proposed subadvisory agreements, were in the best interests of the Fund in light of the services that have been and will be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2014 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, and that it received a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the New Subadvisers, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the New Subadvisers, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the New Subadvisers. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the New Subadvisers, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the Fund and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement for the Fund will be similar in nature to those provided under the current management agreement.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

With respect to the New Subadvisers, the Board noted that it had received and considered information about the New Subadvisers at the June 9-11, 2014 meetings in connection with the renewal of the subadvisory agreements between the Manager and the New Subadvisers with respect to other Prudential Retail Funds, and that it received a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the New Subadvisers. The Board considered, among other things, the qualifications, background and experience of the New Subadvisers’ portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the New Subadvisers’ organizational structures, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the New Subadvisers. The Board noted that it was satisfied with the nature, quality and extent of services provided by the New Subadvisers with respect to the other Prudential Retail Funds served by the New Subadvisers and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the New Subadvisers under the proposed subadvisory agreements for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the New Subadvisers are affiliated with the Manager.

Performance

The Board considered that it was approving the New Subadvisers as subadvisers for the Fund, subject to shareholder approval, and that the New Subadvisers would be implementing new investment strategies for the Fund after the Fund Repositioning. Neither the Manager nor the New Subadvisers manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Fund after the Repositioning. As a result, there was no directly comparable investment performance for the Fund for the Board to review at the June 9-11, 2014 Board Meeting. Some of the investment strategies to be used by each of the New Subadvisers in connection with the Fund following the Repositioning are used by the New Subadvisers in connection with their management of portions of other registered investment companies and/or pooled investment vehicles. At the June 9-11, 2014 Board Meeting, the Board reviewed performance information of other investment companies and/or pooled investment vehicles with strategies similar to those proposed to be managed by the New Subadvisers in the Fund following the Repositioning.

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Fee Rates

The Board considered the proposed management fees under the revised management agreement of 0.70% of the Fund’s average daily net assets to up to $1 billion and 0.65% of the Fund’s average daily net assets over $1 billion be paid by the Fund to the Manager. The Board considered the proposed subadvisory fees to be paid by the Manager to the New Subadvisers if approved by shareholders at the August 14, 2014 special meeting. The proposed fee rates were as follows: 0.175% of the Fund’s average daily net assets to be paid by the Manager to QMA for its services as asset allocator; 0.425% of the Fund’s average daily net assets up to $500 million, 0.40% of the Fund’s average daily net assets up to $1 billion and 0.375% of the Fund’s average daily net assets over $1 billion to be paid by the Manager to Jennison on assets allocated to equity income strategies; 0.25% of the Fund’s average daily net assets to be paid by the Manager to PFI for assets allocated to the Broad Market High Yield strategies; 0.45% of the Fund’s average daily net assets up to $200 million and 0.40% of the Fund’s average daily net assets over $200 million to be paid by the Manager to PFI for assets allocated to the Emerging Markets Debt strategies; and 0.40% of the Fund’s average daily net assets to be paid by the Manager to PREI for assets allocated to real estate assets.

The Board considered that if the proposed subadvisory agreements are approved by shareholders, the subadvisory fees would be paid by the Manager to the New Subadvisers for the Fund. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Fund or its shareholders. The Board also considered that none of the Fund’s current subadvisers are affiliated with the Manager and that the New Subadvisers are all affiliates of the Manager. Any change in the effective subadvisory fee rate would change the net investment management fee retained by the Manager. The net investment management fees to be retained by the Manager under the proposed subadvisory arrangements with the New Subadvisers would be reviewed in connection with any proposed future renewal of the Fund’s investment management agreement or the proposed subadvisory agreements with the New Subadvisers for the Fund. The Board considered that as part of the Fund Repositioning, the Manager had agreed to reduce the initial fee rate on its investment management fees, which would benefit the Fund and its shareholders based on the Fund’s current assets under management. The Board also considered comparable subadvisory fees provided by the Manager and the New Subadvisers, as applicable.

The Board noted that it was separately being asked to approve the continuation of the current subadvisory agreements with the Fund’s current subadvisers, none of which are affiliated with the Manager. The Manager recognized that if the proposed Subadvisory Agreements with the New Subadvisers are approved by the Board and

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

shareholders, the net management fee to be retained by the Manager (i.e., the investment management fees received by the Manager minus the subadvisory fees to be paid to the New Subadvisers by the Manager) with respect to the Fund after the Repositioning will be lower than that retained by the Manager in connection with the current subadvisory arrangements for the Fund. The current investment management and subadvisory fee arrangements for the Fund reflect the negotiated business arrangements between the Manager and the relevant subadviser. The size of the Manager’s net investment management fee rate for a given fund (i.e., investment management fee rate minus subadvisory fee rate) will depend upon the fee arrangements that the Manager was able to negotiate with the relevant subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and estimated total expenses for Class A shares to the two Lipper 15(c) Peer Groups to which the Fund could be assigned following the Fund Repositioning. The Board noted that the Fund’s contractual management fee was in the second quartile of both Lipper Peer Groups (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the first quartile of both Lipper Peer Groups (first quartile being the lowest expenses).

The Board noted that the Fund’s other expenses were expected to be lower than under its current strategies but that the Fund would incur acquired fund fees and expenses as a result of the Fund Repositioning due to its ability to invest in other Prudential Retail Funds. The Board further noted that if the New Subadvisory Agreements are approved by shareholders, the Manager had contractually agreed through February 29, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes (including acquired fund taxes) interest, brokerage, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), extraordinary and certain other expenses) of each class of shares to 0.70% of the Fund’s average daily net assets.

The Board noted that the Fund’s contractual management fee of 0.70% of the Fund’s average daily net assets to up to $1 billion and 0.65% of the Fund’s average daily net assets over $1 billion was in the first quartile (first quartile being the lowest fee) of both Lipper Peer Groups and that the Fund’s actual management fee is expected to be 0.22%, due to waivers and reimbursements required to support the net total expense limitation. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

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Profitability

The Board was provided with information on the profitability of the Manager in serving as the Fund’s investment manager. The Board discussed with the Manager the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of the Manager in relation to the services rendered was not unreasonable.

The Board noted that none of the current subadvisers was affiliated with the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee. The Board further noted that all the New Subadvisers are affiliated with the Manager and that, if the proposed Subadvisory Agreements with the New Subadvisers are approved by shareholders, the Board would not separately consider the profitability of the affiliated subadvisers as their profitability would be reflected in the Manager’s profitability report.

Economies of Scale

In 2013, the Manager and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Fund’s management fee structures were presented to the Board and the Manager at the December 3-5, 2013 meeting, and were discussed extensively by the Board and the Manager over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that the revised breakpoint schedule would have the effect of causing the Fund to realize the effect of those rate reductions at the current level of assets. The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s revised fee structure results in benefits to Fund shareholders

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

because assets have reached the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Manager’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to the Manager and the Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the New Subadvisers. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the New Subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Epoch Investment Partners, Inc.	399 Park Avenue New York, NY 10022

	Hotchkis & Wiley Capital Management, LLC	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	Massachusetts Financial Services Company	111 Huntington Avenue Boston, MA 02199

	NFJ Investment Group LLC	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Conservative Allocation Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET CONSERVATIVE ALLOCATION FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	PDCZX
CUSIP	74442X108	74442X207	74442X306	74442X405	74442X504

MFSP504E    0266848-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL

DEFENSIVE EQUITY FUND

ANNUAL REPORT • JULY 31, 2014

Fund Type

Defensive Equity

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. Quantitative Management Associates LLC (QMA) is wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. ©2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Defensive Equity Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Defensive Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Defensive Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	12.66%	70.05%	90.81%	—
Class B	11.84	63.79	77.17	—
Class C	11.75	63.67	77.04	—
Class R	12.32	67.97	N/A	79.28% (10/4/04)
Class Z	12.90	72.07	95.63	—
S&P 500 Index	16.92	117.17	115.70	—
Russell 1000® Defensive Index	14.99	109.83	113.66	—
Lipper Large-Cap Core Funds Avg.	15.60	103.85	107.47	—

Average Annual Total Returns (With Sales Charges) as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	12.92%	11.57%	5.94%	—
Class B	13.56	11.88	5.74	—
Class C	17.56	12.01	5.74	—
Class R	19.14	12.56	N/A	6.35% (10/4/04)
Class Z	19.73	13.13	6.81	—
S&P 500 Index	24.58	18.82	7.78	—
Russell 1000 Defensive Index	21.97	17.71	7.85	—
Lipper Large-Cap Core Funds Avg.	23.54	17.32	7.32	—

Average Annual Total Returns (With Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	6.46%	9.95%	6.07%	—
Class B	6.84	10.24	5.89	—
Class C	10.75	10.36	5.88	—
Class R	12.32	10.93	N/A	6.12% (10/4/04)
Class Z	12.90	11.47	6.94	—

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Average Annual Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	12.66%	11.20%	6.67%	—
Class B	11.84	10.37	5.89	—
Class C	11.75	10.36	5.88	—
Class R	12.32	10.93	N/A	6.12% (10/4/04)
Class Z	12.90	11.47	6.94	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Defensive Equity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Defensive Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2004) and the account values at the end of the current fiscal year (July 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Defensive Equity Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper, Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 112.54% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 8.19% for Class R.

Russell 1000 Defensive Index

The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets. An investment cannot be made directly in an index. Russell 1000 Defensive Index Closest Month-End to

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Inception cumulative total return as of 7/31/14 is 109.15% for Class R. Russell 1000 Defensive Index Closest Month-End to Inception average annual total return as of 6/30/14 is 8.03% for Class R.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 103.77% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/14 is 7.69% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/14
Verizon Communications, Inc., Diversified Telecommunication Services	3.1%
Apple, Inc., Technology Hardware, Storage & Peripherals	2.9
AT&T, Inc., Diversified Telecommunication Services	2.7
General Electric Co., Industrial Conglomerates	2.5
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/14
Diversified Telecommunication Services	6.4%
Oil, Gas & Consumable Fuels	5.6
Pharmaceuticals	5.6
Banks	4.6
Aerospace & Defense	4.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Defensive Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Defensive Equity Fund’s Class A shares rose by 12.66% for the 12-month period underperforming the 14.99% rise of the Russell 1000 Defensive Index (the Index) and the 15.60% advance of the Lipper Large-Cap Core Funds Average. The Fund also underperformed the 16.92% gain of the S&P 500 Index.

What were market conditions?

The market’s advance during the reporting period reflected sustained improvement in the economic outlook. Over the year, corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve began incrementally tapering its quantitative-easing program in December, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. Gross Domestic Product contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

Bouts of turbulence during the reporting period occurred due to the ongoing geopolitical drama in Ukraine and Middle East, as well as uncertainty over future corporate earnings. Additionally, technology stocks were battered later in the period on concerns that valuations of some speculative stocks were too high.

Which strategies affected the Fund’s performance?

•

The Fund attempted to provide long term performance in-line with broader equity markets, while reducing risk as measured by standard deviation (a statistical measurement that addresses historical volatility) and maximum drawdown (defined as peak-to trough decline).

•	To do this the Fund’s manager deployed its equity sector rotation strategy, which resulted in overweighting and underweighting certain sectors.

•	The Fund also made tactical investments in CBOE Volatility Index® (VIX®) futures. (See comments at end of discussion.)

Why did the Fund decide to overweight certain sectors and underweight others?

•

The Fund’s manager’s equity sector rotation strategy evaluated sectors in the S&P 500 using four criteria: value, momentum, volatility, and correlation. This strategic model then assigned relative scores to each of the 10 sectors for each of the criteria, and then combined the scores and assigned sector weightings based on each sector’s aggregate score. These weightings were also adjusted by the portfolio manager, based on external criteria not included in the Fund’s strategic model, such as specific industry news, risks, and other factors.

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Strategy and Performance Overview (continued)

How did the equity sector rotation strategy affect performance?

•	During the reporting period, the Fund underperformed the broad-based S&P 500 Index due to its defensive bias.

•	The Fund’s overweight positions in industrials, consumer staples, and utilities detracted from performance.

•	A substantial underweight to the technology sector and a more moderate underweight to the energy sector also detracted from performance.

How did tactical investments in CBOE VIX futures, a form of derivatives, affect Fund performance?

•

The Fund invested in CBOE Volatility Index® (VIX®) futures on two separate occasions during the period. VIX futures are futures contracts on forward 30-day implied volatility of the S&P 500 index. These positions were held for brief periods and overall did not materially impact the Fund’s performance.

Prudential Defensive Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2014, at the beginning of the period, and held through the six-month period ended July 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (continued)

Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Defensive Equity Fund		Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,082.50	1.18%	$6.09
	Hypothetical	$1,000.00	$1,018.94	1.18%	$5.91

Class B	Actual	$1,000.00	$1,078.60	1.93%	$9.95
	Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64

Class C	Actual	$1,000.00	$1,077.80	1.93%	$9.94
	Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64

Class R	Actual	$1,000.00	$1,080.90	1.43%	$7.38
	Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15

Class Z	Actual	$1,000.00	$1,084.00	0.93%	$4.81
	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Defensive Equity Fund	9

The Fund’s annualized expense ratios for the period ended July 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.30%	1.25%
B	2.00	2.00
C	2.00	2.00
R	1.75	1.50
Z	1.00	1.00

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

10	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of July 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 95.4%

COMMON STOCKS

Aerospace & Defense 4.3%
16,670	Boeing Co. (The)	$2,008,402
8,090	General Dynamics Corp.	944,669
19,500	Honeywell International, Inc.	1,790,685
2,140	L-3 Communications Holdings, Inc.	224,614
6,630	Lockheed Martin Corp.	1,107,011
5,320	Northrop Grumman Corp.	655,797
3,600	Precision Castparts Corp.	823,680
7,800	Raytheon Co.	708,006
3,400	Rockwell Collins, Inc.	249,118
6,900	Textron, Inc.	250,953
20,960	United Technologies Corp.	2,203,944

		10,966,879

Air Freight & Logistics 1.3%
3,700	C.H. Robinson Worldwide, Inc.	249,602
4,900	Expeditors International of Washington, Inc.	211,582
6,900	FedEx Corp.	1,013,472
17,510	United Parcel Service, Inc. (Class B Stock)	1,700,046

		3,174,702

Airlines 0.5%
21,000	Delta Air Lines, Inc.	786,660
17,100	Southwest Airlines Co.	483,588

		1,270,248

Auto Components 0.1%
960	BorgWarner, Inc.	59,760
1,200	Delphi Automotive PLC (United Kingdom)	80,160
1,200	Goodyear Tire & Rubber Co. (The)	30,204
2,900	Johnson Controls, Inc.	136,996

		307,120

Automobiles 0.2%
17,300	Ford Motor Co.	294,446
5,700	General Motors Co.	192,774
1,000	Harley-Davidson, Inc.	61,820

		549,040

See Notes to Financial Statements.

Prudential Defensive Equity Fund	11

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Banks 4.6%
119,500	Bank of America Corp.	$1,822,375
8,300	BB&T Corp.	307,266
34,500	Citigroup, Inc.	1,687,395
2,200	Comerica, Inc.	110,572
9,900	Fifth Third Bancorp	202,752
9,900	Huntington Bancshares, Inc.	97,218
43,000	JPMorgan Chase & Co.	2,479,810
10,400	KeyCorp	140,816
1,540	M&T Bank Corp.	187,110
6,100	PNC Financial Services Group, Inc. (The)	503,616
16,100	Regions Financial Corp.	163,254
6,200	SunTrust Banks, Inc.	235,910
20,700	U.S. Bancorp	870,021
54,400	Wells Fargo & Co.	2,768,960
2,200	Zions Bancorporation	63,404

		11,640,479

Beverages 2.7%
3,100	Brown-Forman Corp. (Class B Stock)	268,615
72,800	Coca-Cola Co. (The)	2,860,312
4,500	Coca-Cola Enterprises, Inc.	204,525
3,300	Constellation Brands, Inc. (Class A Stock)*	274,758
3,800	Dr. Pepper Snapple Group, Inc.	223,288
3,100	Molson Coors Brewing Co. (Class B Stock)	209,343
2,600	Monster Beverage Corp.*	166,296
29,200	PepsiCo, Inc.	2,572,520

		6,779,657

Biotechnology 2.5%
2,700	Alexion Pharmaceuticals, Inc.*	429,273
10,320	Amgen, Inc.	1,314,665
3,240	Biogen Idec, Inc.*	1,083,423
10,960	Celgene Corp.*	955,164
21,000	Gilead Sciences, Inc.*	1,922,550
1,090	Regeneron Pharmaceuticals, Inc.*	344,680
3,200	Vertex Pharmaceuticals, Inc.*	284,512

		6,334,267

Building Products 0.1%
2,266	Allegion PLC	116,540

See Notes to Financial Statements.

12

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Building Products (cont’d.)
8,800	Masco Corp.	$183,040

		299,580

Capital Markets 1.7%
660	Affiliated Managers Group, Inc.*	131,505
2,200	Ameriprise Financial, Inc.	263,120
13,100	Bank of New York Mellon Corp. (The)	511,424
1,440	BlackRock, Inc.	438,811
13,400	Charles Schwab Corp. (The)	371,850
3,500	E*TRADE Financial Corp.*	73,570
4,690	Franklin Resources, Inc.	253,964
4,750	Goldman Sachs Group, Inc. (The)	821,132
5,000	Invesco Ltd.	188,150
1,300	Legg Mason, Inc.	61,685
16,000	Morgan Stanley	517,440
2,600	Northern Trust Corp.	173,914
5,000	State Street Corp.	352,200
3,100	T. Rowe Price Group, Inc.	240,746

		4,399,511

Chemicals 2.6%
3,150	Air Products & Chemicals, Inc.	415,643
990	Airgas, Inc.	105,851
780	CF Industries Holdings, Inc.	195,265
17,900	Dow Chemical Co. (The)	914,153
13,600	E.I. du Pont de Nemours & Co.	874,616
2,200	Eastman Chemical Co.	173,316
4,010	Ecolab, Inc.	435,205
2,000	FMC Corp.	130,440
1,210	International Flavors & Fragrances, Inc.	122,198
6,200	LyondellBasell Industries NV (Class A Stock)	658,750
7,780	Monsanto Co.	879,840
4,800	Mosaic Co. (The)	221,328
2,050	PPG Industries, Inc.	406,638
4,350	Praxair, Inc.	557,409
1,260	Sherwin-Williams Co. (The)	259,850
1,760	Sigma-Aldrich Corp.	176,739

		6,527,241

See Notes to Financial Statements.

Prudential Defensive Equity Fund	13

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.8%
4,300	ADT Corp. (The)	$149,640
2,500	Cintas Corp.	156,500
4,200	Iron Mountain, Inc.	140,742
5,000	Pitney Bowes, Inc.	135,300
6,600	Republic Services, Inc.	250,338
2,110	Stericycle, Inc.*	248,241
11,400	Tyco International Ltd.	491,910
10,700	Waste Management, Inc.	480,323

		2,052,994

Communications Equipment 1.5%
64,100	Cisco Systems, Inc.	1,617,243
950	F5 Networks, Inc.*	106,960
1,300	Harris Corp.	88,751
5,900	Juniper Networks, Inc.*	138,886
2,800	Motorola Solutions, Inc.	178,304
21,200	QUALCOMM, Inc.	1,562,440

		3,692,584

Construction & Engineering 0.3%
4,000	Fluor Corp.	291,480
3,300	Jacobs Engineering Group, Inc.*	167,673
5,400	Quanta Services, Inc.*	180,846

		639,999

Construction Materials 0.1%
900	Martin Marietta Materials, Inc.	111,807
1,900	Vulcan Materials Co.	119,947

		231,754

Consumer Finance 0.7%
10,400	American Express Co.	915,200
6,600	Capital One Financial Corp.	524,964
5,400	Discover Financial Services	329,724
5,100	Navient Corp.	87,720

		1,857,608

Containers & Packaging 0.2%
1,400	Avery Dennison Corp.	66,094
2,100	Ball Corp.	128,646

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
1,500	Bemis Co., Inc.	$58,515
2,500	MeadWestvaco Corp.	104,500
2,400	Owens-Illinois, Inc.*	74,856
2,800	Sealed Air Corp.	89,936

		522,547

Distributors
700	Genuine Parts Co.	57,974

Diversified Consumer Services
20	Graham Holdings Co. (Class B Stock)	13,715
1,200	H&R Block, Inc.	38,556

		52,271

Diversified Financial Services 1.5%
20,460	Berkshire Hathaway, Inc. (Class B Stock)*	2,566,298
3,700	CME Group, Inc.	273,578
1,336	IntercontinentalExchange, Inc.	256,806
3,800	Leucadia National Corp.	93,898
3,200	McGraw-Hill Financial, Inc.	256,704
2,200	Moody’s Corp.	191,400
1,500	NASDAQ OMX Group, Inc. (The)	63,285

		3,701,969

Diversified Telecommunication Services 6.4%
194,800	AT&T, Inc.	6,932,932
21,500	CenturyLink, Inc.	843,660
37,600	Frontier Communications Corp.	246,280
155,400	Verizon Communications, Inc.	7,835,268
22,600	Windstream Holdings, Inc.	258,996

		16,117,136

Electric Utilities 2.4%
10,100	American Electric Power Co., Inc.	525,099
14,600	Duke Energy Corp.	1,053,098
6,700	Edison International	367,160
3,700	Entergy Corp.	269,471
17,700	Exelon Corp.	550,116
8,600	FirstEnergy Corp.	268,406
9,020	NextEra Energy, Inc.	846,888

See Notes to Financial Statements.

Prudential Defensive Equity Fund	15

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
6,500	Northeast Utilities	$285,350
5,100	Pepco Holdings, Inc.	136,935
2,300	Pinnacle West Capital Corp.	123,027
13,000	PPL Corp.	428,870
18,400	Southern Co. (The)	796,536
10,300	Xcel Energy, Inc.	317,240

		5,968,196

Electrical Equipment 1.0%
6,100	AMETEK, Inc.	297,009
11,900	Eaton Corp. PLC	808,248
17,400	Emerson Electric Co.	1,107,510
3,440	Rockwell Automation, Inc.	384,110

		2,596,877

Electronic Equipment, Instruments & Components 0.4%
2,000	Amphenol Corp. (Class A Stock)	192,340
16,300	Corning, Inc.	320,295
1,700	FLIR Systems, Inc.	56,576
2,300	Jabil Circuit, Inc.	45,908
5,100	TE Connectivity Ltd. (Switzerland)	315,639

		930,758

Energy Equipment & Services 1.4%
4,200	Baker Hughes, Inc.	288,834
2,000	Cameron International Corp.*	141,820
700	Diamond Offshore Drilling, Inc.	32,753
2,300	Ensco PLC (Class A Stock)	116,495
2,300	FMC Technologies, Inc.*	139,840
8,200	Halliburton Co.	565,718
1,050	Helmerich & Payne, Inc.	111,573
2,500	Nabors Industries Ltd.	67,900
4,200	National Oilwell Varco, Inc.	340,368
2,400	Noble Corp. PLC	75,288
1,200	Rowan Cos. PLC (Class A Stock)	36,624
12,590	Schlumberger Ltd.	1,364,630
271	Seventy Seven Energy, Inc.*	6,079
3,300	Transocean Ltd.	133,122

		3,421,044

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing 3.0%
8,440	Costco Wholesale Corp.	$992,038
22,500	CVS Caremark Corp.	1,718,100
9,800	Kroger Co. (The)	480,004
4,400	Safeway, Inc.	151,624
11,200	Sysco Corp.	399,728
31,100	Wal-Mart Stores, Inc.	2,288,338
16,900	Walgreen Co.	1,162,213
7,100	Whole Foods Market, Inc.	271,362

		7,463,407

Food Products 2.1%
12,600	Archer-Daniels-Midland Co.	584,640
3,400	Campbell Soup Co.	141,406
8,100	ConAgra Foods, Inc.	244,053
11,800	General Mills, Inc.	591,770
2,850	Hershey Co. (The)	251,228
2,600	Hormel Foods Corp.	117,676
2,000	J.M. Smucker Co. (The)	199,280
4,900	Kellogg Co.	293,167
2,450	Keurig Green Mountain, Inc.	292,236
11,500	Kraft Foods Group, Inc.	616,227
2,500	McCormick & Co., Inc.	164,450
3,900	Mead Johnson Nutrition Co.	356,616
32,600	Mondelez International, Inc. (Class A Stock)	1,173,600
5,300	Tyson Foods, Inc. (Class A Stock)	197,213

		5,223,562

Gas Utilities 0.1%
2,500	AGL Resources, Inc.	129,100

Health Care Equipment & Supplies 2.0%
20,500	Abbott Laboratories	863,460
7,400	Baxter International, Inc.	552,706
2,640	Becton, Dickinson and Co.	306,874
18,000	Boston Scientific Corp.*	230,040
1,040	C.R. Bard, Inc.	155,199
2,800	CareFusion Corp.*	122,612
6,200	Covidien PLC	536,362
1,900	DENTSPLY International, Inc.	88,198
1,500	Edwards Lifesciences Corp.*	135,375

See Notes to Financial Statements.

Prudential Defensive Equity Fund	17

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
530	Intuitive Surgical, Inc.*	$242,502
13,600	Medtronic, Inc.	839,664
3,900	St. Jude Medical, Inc.	254,241
4,000	Stryker Corp.	319,080
1,400	Varian Medical Systems, Inc.*	115,010
2,290	Zimmer Holdings, Inc.	229,160

		4,990,483

Health Care Providers & Services 1.9%
4,900	Aetna, Inc.	379,897
3,100	AmerisourceBergen Corp.	238,421
4,600	Cardinal Health, Inc.	329,590
3,700	Cigna Corp.	333,148
2,480	DaVita HealthCare Partners, Inc.*	174,691
10,500	Express Scripts Holding Co.*	731,325
2,110	Humana, Inc.	248,242
1,160	Laboratory Corp. of America Holdings*	120,280
3,150	McKesson Corp.	604,359
1,100	Patterson Cos., Inc.	42,911
2,000	Quest Diagnostics, Inc.	122,200
1,300	Tenet Healthcare Corp.*	68,601
13,400	UnitedHealth Group, Inc.	1,086,070
3,820	WellPoint, Inc.	419,474

		4,899,209

Health Care Technology 0.1%
4,000	Cerner Corp.*	220,800

Hotels, Restaurants & Leisure 0.5%
1,900	Carnival Corp.	68,818
140	Chipotle Mexican Grill, Inc.*	94,150
600	Darden Restaurants, Inc.	28,050
1,000	Marriott International, Inc. (Class A Stock)	64,710
4,330	McDonald’s Corp.	409,445
3,300	Starbucks Corp.	256,344
900	Starwood Hotels & Resorts Worldwide, Inc.	69,156
600	Wyndham Worldwide Corp.	45,330
360	Wynn Resorts Ltd.	76,752
1,900	Yum! Brands, Inc.	131,860

		1,244,615

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables 0.1%
1,200	D.R. Horton, Inc.	$24,840
500	Garmin Ltd.	27,520
300	Harman International Industries, Inc.	32,565
600	Leggett & Platt, Inc.	19,680
700	Lennar Corp. (Class A Stock)	25,361
270	Mohawk Industries, Inc.*	33,688
1,200	Newell Rubbermaid, Inc.	38,976
1,400	PulteGroup, Inc.	24,710
340	Whirlpool Corp.	48,498

		275,838

Household Products 2.4%
2,500	Clorox Co. (The)	217,175
16,800	Colgate-Palmolive Co.	1,065,120
7,260	Kimberly-Clark Corp.	754,096
52,100	Procter & Gamble Co. (The)	4,028,372

		6,064,763

Independent Power & Renewable Electricity Producers 0.2%
13,600	AES Corp. (The)	198,696
6,900	NRG Energy, Inc.	213,624

		412,320

Industrial Conglomerates 3.9%
15,440	3M Co.	2,175,341
15,000	Danaher Corp.	1,108,200
249,100	General Electric Co.	6,264,865
2,480	Roper Industries, Inc.	357,294

		9,905,700

Insurance 2.0%
3,890	ACE Ltd.	389,389
5,200	Aflac, Inc.	310,648
5,000	Allstate Corp. (The)	292,250
16,500	American International Group, Inc.	857,670
3,400	Aon PLC	286,824
900	Assurant, Inc.	57,024
2,900	Chubb Corp. (The)	251,459
1,800	Cincinnati Financial Corp.	82,836
5,900	Genworth Financial, Inc. (Class A Stock)*	77,290

See Notes to Financial Statements.

Prudential Defensive Equity Fund	19

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
5,200	Hartford Financial Services Group, Inc. (The)	$177,632
3,100	Lincoln National Corp.	162,409
3,600	Loews Corp.	151,668
6,300	Marsh & McLennan Cos., Inc.	319,851
12,900	MetLife, Inc.	678,540
3,200	Principal Financial Group, Inc.	158,976
6,300	Progressive Corp. (The)	147,672
1,600	Torchmark Corp.	84,384
4,000	Travelers Cos., Inc. (The)	358,240
3,000	Unum Group	102,990
3,200	XL Group PLC (Ireland)	103,168

		5,050,920

Internet & Catalog Retail 0.4%
1,640	Amazon.com, Inc.*	513,304
500	Expedia, Inc.	39,710
270	Netflix, Inc.*	114,134
230	Priceline Group, Inc. (The)*	285,763
490	TripAdvisor, Inc.*	46,472

		999,383

Internet Software & Services 2.8%
2,200	Akamai Technologies, Inc.*	129,844
14,300	eBay, Inc.*	755,040
21,500	Facebook, Inc. (Class A Stock)*	1,561,975
3,550	Google, Inc. (Class A Stock)*	2,057,402
3,550	Google, Inc. (Class C Stock)*	2,029,180
1,500	VeriSign, Inc.*	81,075
11,700	Yahoo!, Inc.*	418,977

		7,033,493

IT Services 2.9%
7,900	Accenture PLC (Class A Stock)	626,312
680	Alliance Data Systems Corp.*	178,357
6,100	Automatic Data Processing, Inc.	495,991
7,620	Cognizant Technology Solutions Corp. (Class A Stock)*	373,761
1,800	Computer Sciences Corp.	112,302
3,600	Fidelity National Information Services, Inc.	203,040
3,160	Fiserv, Inc.*	194,877
11,920	International Business Machines Corp.	2,284,707

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
12,600	MasterCard, Inc. (Class A Stock)	$934,290
4,000	Paychex, Inc.	164,040
2,000	Teradata Corp.*	84,320
2,000	Total System Services, Inc.	64,000
6,300	Visa, Inc. (Class A Stock)	1,329,363
6,700	Western Union Co. (The)	117,049
13,600	Xerox Corp.	180,336

		7,342,745

Leisure Products
500	Hasbro, Inc.	24,980
1,500	Mattel, Inc.	53,138

		78,118

Life Sciences Tools & Services 0.4%
4,500	Agilent Technologies, Inc.	252,405
1,500	PerkinElmer, Inc.	69,330
5,440	Thermo Fisher Scientific, Inc.	660,960
1,160	Waters Corp.*	119,990

		1,102,685

Machinery 2.8%
15,510	Caterpillar, Inc.	1,562,632
4,250	Cummins, Inc.	592,408
9,100	Deere & Co.	774,501
4,200	Dover Corp.	360,192
3,400	Flowserve Corp.	251,736
9,400	Illinois Tool Works, Inc.	774,278
6,200	Ingersoll-Rand PLC	364,498
2,500	Joy Global, Inc.	148,150
8,800	PACCAR, Inc.	547,976
2,700	Pall Corp.	209,169
3,700	Parker Hannifin Corp.	425,315
4,800	Pentair PLC (United Kingdom)	307,536
1,450	Snap-on, Inc.	174,290
3,900	Stanley Black & Decker, Inc.	341,055
4,500	Xylem, Inc.	158,805

		6,992,541

See Notes to Financial Statements.

Prudential Defensive Equity Fund	21

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media 1.1%
900	Cablevision Systems Corp. (Class A Stock)	$17,298
2,300	CBS Corp. (Class B Stock)	130,709
11,400	Comcast Corp. (Class A Stock)	612,522
2,100	DIRECTV*	180,705
1,000	Discovery Communications, Inc. (Class A Stock)*	85,210
900	Gannett Co., Inc.	29,448
1,800	Interpublic Group of Cos., Inc. (The)	35,478
2,150	News Corp. (Class A Stock)*	37,947
1,100	Omnicom Group, Inc.	76,989
500	Scripps Networks Interactive, Inc. (Class A Stock)	41,205
1,220	Time Warner Cable, Inc.	177,022
3,900	Time Warner, Inc.	323,778
8,300	Twenty-First Century Fox, Inc. (Class A Stock)	262,944
1,700	Viacom, Inc. (Class B Stock)	140,539
7,100	Walt Disney Co. (The)	609,748

		2,761,542

Metals & Mining 0.5%
17,300	Alcoa, Inc.	283,547
1,600	Allegheny Technologies, Inc.	60,240
15,400	Freeport-McMoRan Copper & Gold, Inc.	573,188
7,300	Newmont Mining Corp.	181,843
4,700	Nucor Corp.	236,034

		1,334,852

Multi-Utilities 1.6%
5,000	Ameren Corp.	192,250
8,800	CenterPoint Energy, Inc.	214,016
5,500	CMS Energy Corp.	159,115
6,100	Consolidated Edison, Inc.	342,149
12,000	Dominion Resources, Inc.	811,680
3,700	DTE Energy Co.	273,134
1,700	Integrys Energy Group, Inc.	111,452
6,500	NiSource, Inc.	244,920
9,600	PG&E Corp.	428,832
10,400	Public Service Enterprise Group, Inc.	365,768
2,900	SCANA Corp.	147,552
4,720	Sempra Energy	470,631
4,200	TECO Energy, Inc.	73,332

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
4,700	Wisconsin Energy Corp.	$204,826

		4,039,657

Multiline Retail 0.2%
1,300	Dollar General Corp.*	71,799
900	Dollar Tree, Inc.*	49,023
400	Family Dollar Stores, Inc.	29,900
800	Kohl’s Corp.	42,832
1,600	Macy’s, Inc.	92,464
600	Nordstrom, Inc.	41,538
2,800	Target Corp.	166,852

		494,408

Oil, Gas & Consumable Fuels 5.6%
4,890	Anadarko Petroleum Corp.	522,497
3,730	Apache Corp.	382,922
4,000	Cabot Oil & Gas Corp.	131,800
4,800	Chesapeake Energy Corp.	126,576
18,410	Chevron Corp.	2,379,308
840	Cimarex Energy Co.	116,777
11,900	ConocoPhillips	981,750
2,200	CONSOL Energy, Inc.	85,404
3,400	Denbury Resources, Inc.	57,630
3,700	Devon Energy Corp.	279,350
5,290	EOG Resources, Inc.	578,938
1,470	EQT Corp.	137,915
41,520	Exxon Mobil Corp.	4,107,989
2,600	Hess Corp.	257,348
6,400	Kinder Morgan, Inc.	230,272
6,500	Marathon Oil Corp.	251,875
2,800	Marathon Petroleum Corp.	233,744
1,600	Murphy Oil Corp.	99,408
1,300	Newfield Exploration Co.*	52,390
3,500	Noble Energy, Inc.	232,715
7,600	Occidental Petroleum Corp.	742,596
2,000	ONEOK, Inc.	128,860
2,600	Peabody Energy Corp.	39,442
5,500	Phillips 66	446,105
1,390	Pioneer Natural Resources Co.	307,829
1,700	QEP Resources, Inc.	56,185

See Notes to Financial Statements.

Prudential Defensive Equity Fund	23

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
1,600	Range Resources Corp.	$120,944
3,400	Southwestern Energy Co.*	137,972
6,500	Spectra Energy Corp.	265,980
1,300	Tesoro Corp.	80,002
5,100	Valero Energy Corp.	259,080
7,100	Williams Cos., Inc. (The)	402,073

		14,233,676

Paper & Forest Products 0.1%
6,400	International Paper Co.	304,000

Personal Products 0.2%
8,300	Avon Products, Inc.	109,560
4,900	Estee Lauder Cos., Inc. (The) (Class A Stock)	359,954

		469,514

Pharmaceuticals 5.6%
21,700	AbbVie, Inc.	1,135,778
3,609	Actavis PLC*	773,264
4,060	Allergan, Inc.	673,392
22,600	Bristol-Myers Squibb Co.	1,144,012
13,400	Eli Lilly & Co.	818,204
2,300	Hospira, Inc.*	127,581
38,580	Johnson & Johnson	3,861,472
39,800	Merck & Co., Inc.	2,258,252
5,100	Mylan, Inc.*	251,787
1,830	Perrigo Co. PLC	275,324
86,900	Pfizer, Inc.	2,494,030
6,800	Zoetis, Inc.	223,788

		14,036,884

Professional Services 0.3%
920	Dun & Bradstreet Corp. (The)	101,228
3,000	Equifax, Inc.	228,270
7,500	Nielsen NV	345,825
3,400	Robert Half International, Inc.	165,410

		840,733

Real Estate Investment Trusts (REITs) 1.8%
4,600	American Tower Corp.	434,194

See Notes to Financial Statements.

24

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
1,800	Apartment Investment & Management Co. (Class A Stock)	$61,524
1,420	AvalonBay Communities, Inc.	210,274
1,790	Boston Properties, Inc.	213,815
3,900	Crown Castle International Corp.	289,302
3,900	Equity Residential	252,135
740	Essex Property Trust, Inc.	140,282
6,100	General Growth Properties, Inc.	142,557
5,300	HCP, Inc.	220,109
3,600	Health Care REIT, Inc.	229,068
8,800	Host Hotels & Resorts, Inc.	191,312
4,900	Kimco Realty Corp.	109,662
1,700	Macerich Co. (The)	110,517
2,100	Plum Creek Timber Co., Inc.	86,877
5,800	Prologis, Inc.	236,698
1,680	Public Storage	288,305
3,560	Simon Property Group, Inc.	598,756
3,400	Ventas, Inc.	215,900
2,030	Vornado Realty Trust	215,221
6,100	Weyerhaeuser Co.	191,052

		4,437,560

Real Estate Management & Development
3,300	CBRE Group, Inc. (Class A Stock)*	101,772

Road & Rail 1.6%
24,900	CSX Corp.	745,008
2,740	Kansas City Southern	298,824
7,690	Norfolk Southern Corp.	781,766
1,300	Ryder System, Inc.	111,969
22,510	Union Pacific Corp.	2,212,958

		4,150,525

Semiconductors & Semiconductor Equipment 2.0%
3,900	Altera Corp.	127,608
3,900	Analog Devices, Inc.	193,557
15,200	Applied Materials, Inc.	318,592
3,200	Avago Technologies Ltd. (Singapore)	222,016
6,900	Broadcom Corp. (Class A Stock)	263,994
900	First Solar, Inc.*	56,799
62,300	Intel Corp.	2,111,347

See Notes to Financial Statements.

Prudential Defensive Equity Fund	25

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
2,100	KLA-Tencor Corp.	$150,129
2,000	Lam Research Corp.	140,000
2,900	Linear Technology Corp.	127,991
2,500	Microchip Technology, Inc.	112,550
13,400	Micron Technology, Inc.*	409,370
6,900	NVIDIA Corp.	120,750
13,500	Texas Instruments, Inc.	624,375
3,400	Xilinx, Inc.	139,842

		5,118,920

Software 3.1%
5,800	Adobe Systems, Inc.*	400,838
2,900	Autodesk, Inc.*	154,715
3,900	CA, Inc.	112,632
2,100	Citrix Systems, Inc.*	142,233
3,900	Electronic Arts, Inc.*	131,040
3,600	Intuit, Inc.	295,092
94,100	Microsoft Corp.	4,061,356
43,000	Oracle Corp.	1,736,770
2,400	Red Hat, Inc.*	139,488
7,100	salesforce.com, Inc.*	385,175
8,600	Symantec Corp.	203,476

		7,762,815

Specialty Retail 0.6%
300	AutoNation, Inc.*	15,996
150	AutoZone, Inc.*	77,554
900	Bed Bath & Beyond, Inc.*	56,961
1,200	Best Buy Co., Inc.	35,676
1,000	CarMax, Inc.*	48,810
500	GameStop Corp. (Class A Stock)	20,985
1,100	Gap, Inc. (The)	44,121
6,000	Home Depot, Inc. (The)	485,100
1,100	L Brands, Inc.	63,767
4,400	Lowe’s Cos., Inc.	210,540
470	O’Reilly Automotive, Inc.*	70,500
400	PetSmart, Inc.	27,256
900	Ross Stores, Inc.	57,960
2,800	Staples, Inc.	32,452
490	Tiffany & Co.	47,829

See Notes to Financial Statements.

26

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
3,100	TJX Cos., Inc. (The)	$165,199
600	Tractor Supply Co.	37,302
400	Urban Outfitters, Inc.*	14,292

		1,512,300

Technology Hardware, Storage & Peripherals 3.8%
75,540	Apple, Inc.	7,219,358
25,600	EMC Corp.	750,080
23,400	Hewlett-Packard Co.	833,274
4,100	NetApp, Inc.	159,244
2,840	SanDisk Corp.	260,456
4,100	Seagate Technology PLC	240,260
2,600	Western Digital Corp.	259,558

		9,722,230

Textiles, Apparel & Luxury Goods 0.2%
1,200	Coach, Inc.	41,472
210	Fossil Group, Inc.*	20,580
800	Michael Kors Holdings Ltd.*	65,184
3,200	NIKE, Inc. (Class B Stock)	246,816
360	PVH Corp.	39,665
260	Ralph Lauren Corp.	40,524
700	Under Armour, Inc. (Class A Stock)*	46,725
1,520	VF Corp.	93,130

		594,096

Thrifts & Mortgage Finance
5,900	Hudson City Bancorp, Inc.	57,525
3,800	People’s United Financial, Inc.	55,176

		112,701

Tobacco 1.9%
38,200	Altria Group, Inc.	1,550,920
7,000	Lorillard, Inc.	423,360
30,300	Philip Morris International, Inc.	2,484,903
6,000	Reynolds American, Inc.	335,100

		4,794,283

Trading Companies & Distributors 0.3%
6,800	Fastenal Co.	301,580

See Notes to Financial Statements.

Prudential Defensive Equity Fund	27

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
63	Veritiv Corp.*	$2,515
1,520	W.W. Grainger, Inc.	357,428

		661,523

	TOTAL LONG-TERM INVESTMENTS (cost $200,191,890)	241,006,108

Description	Interest Rate	Maturity Date	Principal Amount (000)#
SHORT-TERM INVESTMENTS 5.0%

U.S. TREASURY OBLIGATIONS(a)(b) 0.2%
U.S. Treasury Bills	0.025%	09/18/14	600	599,992
U.S. Treasury Bills	0.010%	09/18/14	25	25,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $624,979)				624,992

Shares	Description
AFFILIATED MONEY MARKET MUTUAL FUND 4.8%
11,990,503	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $11,990,503)(c)	11,990,503

	TOTAL SHORT-TERM INVESTMENTS (cost $12,615,482)	12,615,495

	TOTAL INVESTMENTS 100.4% (cost $212,807,372; Note 5)	253,621,603
	Liabilities in excess of other assets(d) (0.4)%	(1,068,243)

	NET ASSETS 100.0%	$252,553,360

The following abbreviations are used in the Portfolio descriptions:

NASDAQ—National Association of Securities Dealers Automated Quotations

REIT—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(b)	Rates shown are the effective yields at purchase date.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

28

(d)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Depreciation(1)
	Long Positions:
88	S&P 500 E-mini	Sep. 2014	$8,517,840	$8,469,120	$(48,720)
6	S&P 500 Index	Sep. 2014	2,912,100	2,887,200	(24,900)

					$(73,620)

(1)	U.S. Treasury Securities, with a combined market value of $593,738 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at July 31, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,966,879	$—	$—
Air Freight & Logistics	3,174,702	—	—
Airlines	1,270,248	—	—
Auto Components	307,120	—	—
Automobiles	549,040	—	—
Banks	11,640,479	—	—
Beverages	6,779,657	—	—
Biotechnology	6,334,267	—	—

See Notes to Financial Statements.

Prudential Defensive Equity Fund	29

Portfolio of Investments

as of July 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Building Products	$299,580	$—	$—
Capital Markets	4,399,511	—	—
Chemicals	6,527,241	—	—
Commercial Services & Supplies	2,052,994	—	—
Communications Equipment	3,692,584	—	—
Construction & Engineering	639,999	—	—
Construction Materials	231,754	—	—
Consumer Finance	1,857,608	—	—
Containers & Packaging	522,547	—	—
Distributors	57,974	—	—
Diversified Consumer Services	52,271	—	—
Diversified Financial Services	3,701,969	—	—
Diversified Telecommunication Services	16,117,136	—	—
Electric Utilities	5,968,196	—	—
Electrical Equipment	2,596,877	—	—
Electronic Equipment, Instruments & Components	930,758	—	—
Energy Equipment & Services	3,421,044	—	—
Food & Staples Retailing	7,463,407	—	—
Food Products	5,223,562	—	—
Gas Utilities	129,100	—	—
Health Care Equipment & Supplies	4,990,483	—	—
Health Care Providers & Services	4,899,209	—	—
Health Care Technology	220,800	—	—
Hotels, Restaurants & Leisure	1,244,615	—	—
Household Durables	275,838	—	—
Household Products	6,064,763	—	—
Independent Power & Renewable Electricity Producers	412,320	—	—
Industrial Conglomerates	9,905,700	—	—
Insurance	5,050,920	—	—
Internet & Catalog Retail	999,383	—	—
Internet Software & Services	7,033,493	—	—
IT Services	7,342,745	—	—
Leisure Products	78,118	—	—
Life Sciences Tools & Services	1,102,685	—	—
Machinery	6,992,541	—	—
Media	2,761,542	—	—
Metals & Mining	1,334,852	—	—
Multi-Utilities	4,039,657	—	—
Multiline Retail	494,408	—	—
Oil, Gas & Consumable Fuels	14,233,676	—	—
Paper & Forest Products	304,000	—	—
Personal Products	469,514	—	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Common Stocks (continued):
Pharmaceuticals	$14,036,884	$—	$—
Professional Services	840,733	—	—
Real Estate Investment Trusts (REITs)	4,437,560	—	—
Real Estate Management & Development	101,772	—	—
Road & Rail	4,150,525	—	—
Semiconductors & Semiconductor Equipment	5,118,920	—	—
Software	7,762,815	—	—
Specialty Retail	1,512,300	—	—
Technology Hardware, Storage & Peripherals	9,722,230	—	—
Textiles, Apparel & Luxury Goods	594,096	—	—
Thrifts & Mortgage Finance	112,701	—	—
Tobacco	4,794,283	—	—
Trading Companies & Distributors	661,523	—	—
U.S. Treasury Obligations	—	624,992	—
Affiliated Money Market Mutual Fund	11,990,503	—	—
Other Financial Instruments*
Futures Contracts	(73,620)	—	—

Total	$252,922,991	$624,992	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Diversified Telecommunication Services	6.4%
Oil, Gas & Consumable Fuels	5.6
Pharmaceuticals	5.6
Affiliated Money Market Mutual Fund	4.8
Banks	4.6
Aerospace & Defense	4.3
Industrial Conglomerates	3.9
Technology Hardware, Storage & Peripherals	3.8
Software	3.1
Food & Staples Retailing	3.0
IT Services	2.9
Internet Software & Services	2.8
Machinery	2.8
Beverages	2.7
Chemicals	2.6
Biotechnology	2.5
Electric Utilities	2.4
Household Products	2.4%
Food Products	2.1
Health Care Equipment & Supplies	2.0
Insurance	2.0
Semiconductors & Semiconductor Equipment	2.0
Health Care Providers & Services	1.9
Tobacco	1.9
Real Estate Investment Trusts (REITs)	1.8
Capital Markets	1.7
Multi-Utilities	1.6
Road & Rail	1.6
Communications Equipment	1.5
Diversified Financial Services	1.5
Energy Equipment & Services	1.4
Air Freight & Logistics	1.3
Media	1.1
Electrical Equipment	1.0

See Notes to Financial Statements.

Prudential Defensive Equity Fund	31

Portfolio of Investments

as of July 31, 2014 continued

Industry (cont’d.)
Commercial Services & Supplies	0.8%
Consumer Finance	0.7
Specialty Retail	0.6
Airlines	0.5
Hotels, Restaurants & Leisure	0.5
Metals & Mining	0.5
Electronic Equipment, Instruments & Components	0.4
Internet & Catalog Retail	0.4
Life Sciences Tools & Services	0.4
Construction & Engineering	0.3
Professional Services	0.3
Trading Companies & Distributors	0.3
Automobiles	0.2
Containers & Packaging	0.2
Independent Power & Renewable Electricity Producers	0.2%
Multiline Retail	0.2
Personal Products	0.2
Textiles, Apparel & Luxury Goods	0.2
U.S. Treasury Obligations	0.2
Auto Components	0.1
Building Products	0.1
Construction Materials	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Household Durables	0.1
Paper & Forest Products	0.1

100.4
Liabilities in excess of other assets	(0.4)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Payable to broker—variation margin	$73,620	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,724,057

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(541,113)

For the year ended July 31, 2014, the Fund’s average value at trade date for futures long position was $10,706,255.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	33

Statement of Assets and Liabilities

as of July 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $200,816,869)	$241,631,100
Affiliated Investments (cost $11,990,503)	11,990,503
Dividends receivable	391,162
Receivable for Fund shares sold	77,941
Tax reclaim receivable	72,635

Total assets	254,163,341

Liabilities
Payable for Fund shares reacquired	937,371
Payable to broker—variation margin	237,770
Management fee payable	165,798
Accrued expenses and other liabilities	139,974
Distribution fee payable	98,726
Affiliated transfer agent fee payable	28,025
Deferred trustees’ fees	2,317

Total liabilities	1,609,981

Net Assets	$252,553,360

Net assets were comprised of:
Shares of beneficial interest, at par	$18,527
Paid-in capital in excess of par	204,753,746

204,772,273
Undistributed net investment income	980,603
Accumulated net realized gain on investment and foreign currency transactions	6,057,816
Net unrealized appreciation on investments and foreign currencies	40,742,668

Net assets, July 31, 2014	$252,553,360

See Notes to Financial Statements.

34

Class A:
Net asset value and redemption price per share, ($181,384,905 ÷ 13,285,752 shares of common stock issued and outstanding)	$13.65
Maximum sales charge (5.5% of offering price)	.79

Maximum offering price to public	$14.44

Class B:
Net asset value, offering price and redemption price per share, ($17,425,157 ÷ 1,283,523 shares of common stock issued and outstanding)	$13.58

Class C:
Net asset value, offering price and redemption price per share, ($49,855,363 ÷ 3,672,992 shares of common stock issued and outstanding)	$13.57

Class R:
Net asset value, offering price and redemption price per share, ($415,230 ÷ 30,463 shares of common stock issued and outstanding)	$13.63

Class Z:
Net asset value, offering price and redemption price per share, ($3,472,705 ÷ 253,828 shares of common stock issued and outstanding)	$13.68

See Notes to Financial Statements.

Prudential Defensive Equity Fund	35

Statement of Operations

Year Ended July 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $11,715)	$5,500,677
Affiliated dividend income	4,304
Interest income	1,353

Total income	5,506,334

Expenses
Management fee	1,913,753
Distribution fee—Class A	546,751
Distribution fee—Class B	194,544
Distribution fee—Class C	494,349
Distribution fee—Class R	2,936
Distribution fee—Class X	100
Transfer agent’s fees and expenses (including affiliated expense of $141,000)	334,000
Custodian’s fees and expenses	111,000
Registration fees	56,000
Reports to shareholders	50,000
Audit fee	49,000
Legal fees and expenses	18,000
Directors’ fees	16,000
Insurance fees	4,000
Miscellaneous	9,552

Total expenses	3,799,985
Less: Distribution fee waiver—Class A	(91,125)
Distribution fee waiver—Class R	(979)

Net expenses	3,707,881

Net investment income	1,798,453

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,448,684
Futures transactions	1,724,057
Foreign currency transactions	(982)

9,171,759

Net change in unrealized appreciation (depreciation) on:
Investments	19,402,169
Futures	(541,113)
Foreign currencies	1,667

18,862,723

Net gain on investments	28,034,482

Net Increase In Net Assets Resulting From Operations	$29,832,935

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended July 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,798,453	$2,086,462
Net realized gain on investment and foreign currency transactions	9,171,759	41,105,566
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,862,723	(5,046,816)

Net increase in net assets resulting from operations	29,832,935	38,145,212

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,706,561)	(3,164,951)
Class B	(46,788)	(263,105)
Class C	(119,274)	(579,854)
Class R	(2,728)	(5,392)
Class X	(528)	(3,285)
Class Z	(42,064)	(75,420)

	(1,917,943)	(4,092,007)

Dividends from net realized gain:
Class A	(8,953,338)	—
Class B	(956,040)	—
Class C	(2,437,173)	—
Class R	(19,075)	—
Class X	(2,769)	—
Class Z	(176,605)	—

	(12,545,000)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	14,630,338	10,754,031
Net asset value of shares issued in reinvestment of dividends and distributions	14,034,436	3,973,284
Cost of shares reacquired	(44,459,227)	(46,332,983)

Net decrease in net assets resulting from Fund share transactions	(15,794,453)	(31,605,668)

Total increase (decrease)	(424,461)	2,447,537

Net Assets
Beginning of year	252,977,821	250,530,284

End of year(a)	$252,553,360	$252,977,821

(a) Includes undistributed net income of:	$980,603	$1,101,075

See Notes to Financial Statements.

Prudential Defensive Equity Fund	37

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two portfolios: Prudential Defensive Equity Fund (the “Fund”) and Target Conservative Allocation Fund. These financial statements relate only to Prudential Defensive Equity Fund. The financial statements of the other portfolio are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The investment objective of the Fund is to seek long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or deemed not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale

38

price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange- traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Defensive Equity Fund	39

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses

40

realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are

Prudential Defensive Equity Fund	41

Notes to Financial Statements

continued

easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

As of July 31, 2014, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Fund invests in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Net investment income or loss (other than distribution fees which are charged directly to its respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ

42

from generally accepted accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution

Prudential Defensive Equity Fund	43

Notes to Financial Statements

continued

(the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. PIMS has contractually agreed through November 30, 2014 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $145,596 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2014, it has received $434, $23,227 and $2,255 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential

44

Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2014, aggregated $210,262,654 and $238,887,383, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended July 31, 2014, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $982 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended July 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,917,943 of ordinary income and $12,545,000 of long-term capital gains. For the year ended July 31, 2013, the tax character of dividends paid were $4,092,007 of ordinary income.

As of July 31, 2014, the accumulated undistributed earnings on a tax basis were $3,883,631 of ordinary income and $6,787,698 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Defensive Equity Fund	45

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$216,511,585	$41,728,965	$(4,618,947)	$37,110,018	$2,057	$37,112,075

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, futures and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

46

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of July 31, 2014, Prudential owns 249 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2014:
Shares sold	682,676	$8,978,523
Shares issued in reinvestment of dividends and distributions	818,551	10,477,453
Shares reacquired	(2,568,826)	(33,874,215)

Net increase (decrease) in shares outstanding before conversion	(1,067,599)	(14,418,239)
Shares issued upon conversion from Class B and Class X	383,775	5,076,077
Shares reacquired upon conversion into Class Z	(497)	(6,957)

Net increase (decrease) in shares outstanding	(684,321)	$(9,349,119)

Year ended July 31, 2013:
Shares sold	513,428	$6,198,588
Shares issued in reinvestment of dividends and distributions	267,592	3,106,744
Shares reacquired	(2,643,619)	(31,430,563)

Net increase (decrease) in shares outstanding before conversion	(1,862,599)	(22,125,231)
Shares issued upon conversion from Class B and Class X	623,668	7,526,298
Shares reacquired upon conversion into Class Z	(4,119)	(48,752)

Net increase (decrease) in shares outstanding	(1,243,050)	$(14,647,685)

Class B
Year ended July 31, 2014:
Shares sold	143,539	$1,865,871
Shares issued in reinvestment of dividends and distributions	77,954	997,032
Shares reacquired	(183,788)	(2,408,895)

Net increase (decrease) in shares outstanding before conversion	37,705	454,008
Shares reacquired upon conversion into Class A	(377,549)	(4,969,752)

Net increase (decrease) in shares outstanding	(339,844)	$(4,515,744)

Year ended July 31, 2013:
Shares sold	178,513	$2,146,514
Shares issued in reinvestment of dividends and distributions	22,454	260,470
Shares reacquired	(210,118)	(2,504,917)

Net increase (decrease) in shares outstanding before conversion	(9,151)	(97,933)
Shares reacquired upon conversion into Class A	(602,753)	(7,246,680)

Net increase (decrease) in shares outstanding	(611,904)	$(7,344,613)

Prudential Defensive Equity Fund	47

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2014:
Shares sold	216,654	$2,843,942
Shares issued in reinvestment of dividends and distributions	182,822	2,338,297
Shares reacquired	(523,803)	(6,869,389)

Net increase (decrease) in shares outstanding before conversion	(124,327)	(1,687,150)
Shares reacquired upon conversion into Class Z	(5,256)	(68,607)

Net increase (decrease) in shares outstanding	(129,583)	$(1,755,757)

Year ended July 31, 2013:
Shares sold	153,793	$1,850,504
Shares issued in reinvestment of dividends and distributions	45,590	528,828
Shares reacquired	(929,412)	(11,093,358)

Net increase (decrease) in shares outstanding before conversion	(730,029)	(8,714,026)
Shares reacquired upon conversion into Class Z	(1,150)	(13,873)

Net increase (decrease) in shares outstanding	(731,179)	$(8,727,899)

Class R
Year ended July 31, 2014:
Shares sold	1,041	$13,810
Shares issued in reinvestment of dividends and distributions	1,703	21,803
Shares reacquired	(1,314)	(17,062)

Net increase (decrease) in shares outstanding	1,430	$18,551

Year ended July 31, 2013:
Shares sold	778	$9,309
Shares issued in reinvestment of dividends and distributions	464	5,393
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,242	$14,702

Class X
Period ended April 11, 2014*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	258	3,297
Shares reacquired	(27)	(352)

Net increase (decrease) in shares outstanding	231	2,945
Shares reacquired upon conversion into Class A	(8,184)	(106,325)

Net increase (decrease) in shares outstanding	(7,953)	$(103,380)

Year ended July 31, 2013:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	283	3,285
Shares reacquired	(1,501)	(18,203)

Net increase (decrease) in shares outstanding	(1,218)	(14,918)
Shares reacquired upon conversion into Class A	(23,520)	(279,618)

Net increase (decrease) in shares outstanding	(24,738)	$(294,536)

48

Class Z	Shares	Amount
Year ended July 31, 2014:
Shares sold	70,462	$928,192
Shares issued in reinvestment of dividends and distributions	15,344	196,554
Shares reacquired	(97,316)	(1,289,314)

Net increase (decrease) in shares outstanding before conversion	(11,510)	(164,568)
Shares issued upon conversion from Class A and Class C	5,721	75,564

Net increase (decrease) in shares outstanding	(5,789)	$(89,004)

Year ended July 31, 2013:
Shares sold	45,787	$549,116
Shares issued in reinvestment of dividends and distributions	5,906	68,564
Shares reacquired	(105,415)	(1,285,942)

Net increase (decrease) in shares outstanding before conversion	(53,722)	(668,262)
Shares issued upon conversion from Class A and Class C	5,257	62,625

Net increase (decrease) in shares outstanding	(48,465)	$(605,637)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2014.

Prudential Defensive Equity Fund	49

Financial Highlights

Class A Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.86	$11.23	$11.12	$9.88	$8.97
Income (loss) from investment operations:
Net investment income	.12	.13	.13	.13	.14
Net realized and unrealized gain on investment transactions	1.46	1.72	.09	1.20	.90
Total from investment operations	1.58	1.85	.22	1.33	1.04
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.22)	(.11)	(.09)	(.13)
Distributions from net realized gains	(.66)	-	-	-	-
Total dividends and distributions	(.79)	(.22)	(.11)	(.09)	(.13)
Net asset value, end of year	$13.65	$12.86	$11.23	$11.12	$9.88
Total Return(a)	12.66%	16.69%	2.05%	13.51%	11.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$181,385	$179,711	$170,788	$196,985	$164,925
Average net assets (000)	$182,251	$172,847	$188,087	$186,704	$159,007
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.25%	1.38%	1.41%	1.37%	1.41%
Expense before advisory fee waiver and expense reimbursement	1.30%	1.43%	1.46%	1.42%	1.46%
Net investment income	.90%	1.05%	1.19%	1.16%	1.39%
Portfolio turnover rate	87%	239%	174%	151%	140%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

50

Class B Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.80	$11.17	$11.06	$9.84	$8.97
Income (loss) from investment operations:
Net investment income	.02	.04	.05	.04	.06
Net realized and unrealized gain on investment transactions	1.45	1.73	.09	1.20	.91
Total from investment operations	1.47	1.77	.14	1.24	.97
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.14)	(.03)	(.02)	(.10)
Distributions from net realized gains	(.66)	-	-	-	-
Total dividends and distributions	(.69)	(.14)	(.03)	(.02)	(.10)
Net asset value, end of year	$13.58	$12.80	$11.17	$11.06	$9.84
Total Return(a)	11.84%	15.94%	1.26%	12.57%	10.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,425	$20,780	$24,968	$36,955	$52,726
Average net assets (000)	$19,454	$22,938	$29,979	$46,927	$62,087
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	2.00%	2.13%	2.16%	2.12%	2.16%
Expense before advisory fee waiver and expense reimbursement	2.00%	2.13%	2.16%	2.12%	2.16%
Net investment income	.16%	.30%	.45%	.41%	.65%
Portfolio turnover rate	87%	239%	174%	151%	140%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	51

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.80	$11.17	$11.06	$9.84	$8.97
Income (loss) from investment operations:
Net investment income	.02	.04	.05	.04	.06
Net realized and unrealized gain on investment transactions	1.44	1.73	.09	1.20	.91
Total from investment operations	1.46	1.77	.14	1.24	.97
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.14)	(.03)	(.02)	(.10)
Distributions from net realized gains	(.66)	-	-	-	-
Total dividends and distributions	(.69)	(.14)	(.03)	(.02)	(.10)
Net asset value, end of year	$13.57	$12.80	$11.17	$11.06	$9.84
Total Return(a)	11.75%	15.94%	1.26%	12.57%	10.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,855	$48,666	$50,632	$58,827	$63,077
Average net assets (000)	$49,435	$49,670	$52,831	$62,754	$68,051
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	2.00%	2.13%	2.16%	2.12%	2.16%
Expense before advisory fee waiver and expense reimbursement	2.00%	2.13%	2.16%	2.12%	2.16%
Net investment income	.15%	.30%	.44%	.41%	.64%
Portfolio turnover rate	87%	239%	174%	151%	140%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

52

Class R Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.85	$11.21	$11.10	$9.87	$8.97
Income (loss) from investment operations:
Net investment income	.09	.10	.10	.09	.11
Net realized and unrealized gain on investment transactions	1.44	1.73	.09	1.21	.91
Total from investment operations	1.53	1.83	.19	1.30	1.02
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.19)	(.08)	(.07)	(.12)
Distributions from net realized gains	(.66)	-	-	-	-
Total dividends and distributions	(.75)	(.19)	(.08)	(.07)	(.12)
Net asset value, end of year	$13.63	$12.85	$11.21	$11.10	$9.87
Total Return(a)	12.32%	16.52%	1.78%	13.16%	11.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$415	$373	$311	$341	$578
Average net assets (000)	$391	$341	$306	$497	$632
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.50%	1.63%	1.66%	1.62%	1.66%
Expense before advisory fee waiver and expense reimbursement	1.75%	1.88%	1.91%	1.87%	1.91%
Net investment income	.65%	.81%	.94%	.89%	1.15%
Portfolio turnover rate	87%	239%	174%	151%	140%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	53

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(b)(h)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.86		$11.22	$11.12	$9.88	$8.97	$10.66
Income (loss) from investment operations:
Net investment income	.08		.12	.13	.12	.10	.13
Net realized and unrealized gain (loss) on investment transactions	.74		1.74	.08	1.21	.91	(1.58)
Total from investment operations	.82		1.86	.21	1.33	1.01	(1.45)
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.22)	(.11)	(.09)	(.10)	(.14)
Distributions from net realized gains	(.66)		-	-	-	-	(.10)
Total dividends and distributions	(.79)		(.22)	(.11)	(.09)	(.10)	(.24)
Capital Contribution	-		-	- (e)	- (e)	- (e)	-
Net asset value, end of period	$12.89		$12.86	$11.22	$11.12	$9.88	$8.97
Total Return(a)	6.39%		16.79%	1.96%	13.51%	11.28%	(13.43)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4		$102	$367	$777	$1,430	$2,235
Average net assets (000)	$57		$184	$505	$1,112	$1,847	$2,858
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.34%	(f)	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Expense before advisory fee waiver and expense reimbursement	1.34%	(f)	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Net investment income	.94%	(f)	1.02%	1.20%	1.15%	1.04%	1.48%
Portfolio turnover rate	87%	(g)	239%	174%	151%	140%	249%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) Less than $.005.

(f) Annualized.

(g) Calculated as of July 31, 2014.

(h) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

See Notes to Financial Statements.

54

Class Z Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.89	$11.24	$11.14	$9.90	$8.98
Income (loss) from investment operations:
Net investment income	.15	.16	.16	.15	.16
Net realized and unrealized gain on investment transactions	1.46	1.74	.08	1.21	.90
Total from investment operations	1.61	1.90	.24	1.36	1.06
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.25)	(.14)	(.12)	(.14)
Distributions from net realized gains	(.66)	-	-	-	-
Total dividends and distributions	(.82)	(.25)	(.14)	(.12)	(.14)
Net asset value, end of year	$13.68	$12.89	$11.24	$11.14	$9.90
Total Return(a)	12.90%	17.13%	2.22%	13.75%	11.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,473	$3,346	$3,464	$3,539	$3,848
Average net assets (000)	$3,596	$3,533	$3,240	$3,846	$4,425
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.00%	1.13%	1.16%	1.12%	1.16%
Expense before advisory fee waiver and expense reimbursement	1.00%	1.13%	1.16%	1.12%	1.16%
Net investment income	1.16%	1.30%	1.44%	1.42%	1.64%
Portfolio turnover rate	87%	239%	174%	151%	140%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	55

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16 - Prudential Defensive Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential Defensive Equity Fund, (hereafter referred to as the “Fund”), a portfolio of the Prudential Investment Portfolios 16, including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 17, 2014

56

Tax Information

(Unaudited)

We are advising you that during the year ended July 31, 2014, the Fund reports the maximum amount allowed per share but not less than $0.66 for Class A, B, C, R, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2014, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD):

	QDI	DRD
Prudential Defensive Equity Fund	100.00%	100.00%

In January 2015, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2014.

Prudential Defensive Equity Fund	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Defensive Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (72) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Defensive Equity Fund

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.	Since 2014

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

    Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Defensive Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

    Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Defensive Equity Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Management Agreement

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreement, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided

[1]	Prudential Defensive Equity Fund is a series of Prudential Investment Portfolios 16.

Prudential Defensive Equity Fund

Approval of Advisory Agreements (continued)

by PI throughout the year at regular Board meetings, and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Defensive Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed its benchmark index over the one-, three- and five-year periods.
•

The Board noted information provided by PI indicating that the Fund’s performance had improved, ranking in the second quartile of its Peer Universe and outperforming its benchmark index for the first quarter of 2014.

•

The Board noted that in 2013, following shareholder approval, QMA was appointed to replace the Fund’s existing subadvisers as part of an overall restructuring and repositioning of the Fund, and that as result, the Fund’s historical performance record did not reflect the current management and operation of the Fund.

•

The Board also considered PI’s assertion that the Fund is designed to hedge risk, unlike many of its peers, and that it behaved as expected in the current market given its investment objectives and policies. The Board also noted PI’s assertion that it was evaluating the appropriateness of the Fund’s Peer Universe in light of its defensive positioning.

•

The Board concluded that it was reasonable to allow the subadviser to continue to build a performance record against which performance could be evaluated, and therefore it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreement was in the best interests of the Fund and its shareholders.

Prudential Defensive Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Lind McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Defensive Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	PDMZX
CUSIP	74442X868	74442X785	74442X793	74442X819	74442X827

MFSP504E3    0266849-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2014 and July 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $120,360 and $116,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2014